EXHIBIT 99.2

Regency Centers Corporation

June 30, 2007

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At June 30, 2007, Regency’s total market capitalization was $7.1 billion.

As of June 30, 2007, the Company owned 413 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 55 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $85,000, more than 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 76% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past eight years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth in excess of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 177 shopping centers, including those currently in-process, representing an investment at completion of approximately $2.9 billion. At the end of the second quarter of 2007, Regency had 50 projects under development for an estimated total investment at completion of $1.2 billion. These in-process developments are 50% funded and 81% leased and committed.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading joint venture program are integral components of this strategy. Our joint venture partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past six years, capital recycling and joint ventures have enabled Regency to cost effectively fund nearly $8 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended June 30, 2007. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

June 30, 2007

Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8-9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Sales	11-13

Development Information	14-17

Joint Ventures:

Unconsolidated Investments	18

Unconsolidated Balance Sheets	19-20

Unconsolidated Statements of Operations	21-22

Summary of Unconsolidated Debt	23

Real Estate Information:

Leasing Statistics	24-25

Average Base Rent by State	26-27

Portfolio Summary Report by Region	28-35

Significant Tenant Rents	36-37

Lease Expiration Schedule	38-39

Forward-Looking Information:

Earnings and Valuation Guidance	40

FFO per Share Guidance Reconciliation	41

Highlights

June 30, 2007

Operating Results

(Wholly-owned and Regency’s pro-rata share of joint ventures)

For the quarter ended June 30, 2007, same property NOI growth was 4.5%. Operating properties were 95.2% leased. Rent growth was 14.4%.

For the six months ended June 30, 2007, same property NOI growth was 3.2%. Operating properties were 95.2% leased. Rent growth was 13.9%.

Operating Results

(Wholly-owned and 100% of joint ventures)

For the quarter ended June 30, 2007, same property NOI growth was 4.4%. Operating properties were 95.3% leased. Rent growth was 14.7%.

For the six months ended June 30, 2007, same property NOI growth was 3.4%. Operating properties were 95.3% leased. Rent growth was 13.8%.

During the quarter, 2.1 million square feet of GLA was renewed or newly leased through 508 leasing transactions.

Financial Results

Funds From Operations for the quarter was $65.8 million, or $0.94 per diluted share. Net income for the quarter was $44.4 million, or $0.64 per diluted share.

Development Activity

At quarter end, Regency had 50 projects in process for an estimated net development cost of $1.2 billion and an expected return of 9.05%.

For more information on this development activity, please see pages 14-15.

Acquisition & Disposition Activity

During the second quarter, Regency:

•	Purchased two wholly-owned properties at a cost of $43.1 million and an average cap rate of 6.40%.

•	Purchased one joint venture property at a cost of $12.0 million and a cap rate of 7.44%. Regency’s share of the purchase price was $2.4 million.

•	Sold one completed development property at a gross sales price of $40.1 million and a cap rate of 5.84%.

•	Sold one development property at a gross sales price of $18.6 million.

•	Sold one wholly-owned operating property at a gross sales price of $25.3 million and a cap rate of 7.97%.

For more information on these acquisitions & dispositions, please see pages 11-13.

Summary Financial Information

June 30, 2007

Financial Results	Three Months Ended		Year to Date
	2007	2006	2007	2006
Net Income for common stockholders	$44,365,297	$32,127,869	$96,434,497	$97,983,515
Basic EPS	$0.64	$0.47	$1.39	$1.44
Diluted EPS	$0.64	$0.47	$1.39	$1.43
Diluted EPS per share growth rate	36.2%		-2.8%

Funds from Operations for common stockholders	$65,771,437	$64,636,104	$144,905,785	$123,433,363
FFO per share - Basic	$0.94	$0.94	$2.08	$1.79
FFO per share - Diluted	$0.94	$0.93	$2.07	$1.78
Diluted FFO per share growth rate	1.1%		16.3%

Dividends paid per share and unit	$0.660	$0.595	$1.320	$1.190
Payout ratio of Diluted FFO per share	70.2%	64.0%	63.8%	66.9%

Interest Coverage Ratios
Interest only	3.2	3.8	3.6	3.6
Capitalized interest	$8,524,440	$5,259,493	$15,658,884	$10,404,704
Fixed Charge (Regency only)	2.6	3.0	2.9	2.8
Fixed Charge (with pro rata share of joint ventures)	2.3	2.6	2.6	2.5

Capital Information	6/30/07	YTD Change	12/31/06	12/31/05

Closing common stock price per share	$70.50	($7.67)	$78.17	$58.95
Shareholder Return (assumes no reinvestment of dividends)	-8.1%

Common Shares and Equivalents Outstanding	70,116,116	357,295	69,758,821	69,218,483

Market equity value of Common and Convertible shares	$4,943,186	($509,861)	$5,453,047	$4,080,430
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$1,840,524	$265,138	$1,575,385	$1,613,942
Total market capitalization (000’s)	$7,108,710	($244,722)	$7,353,433	$6,019,371
Debt to Total Market Capitalization	25.9%	4.5%	21.4%	26.8%

Total real estate at cost before depreciation (000’s)	$4,203,536	$301,903	$3,901,634	$3,775,433
Total assets at cost before depreciation (000’s)	$4,448,990	$349,816	$4,099,175	$3,996,828
Debt to Total Assets before Depreciation	41.4%	2.9%	38.4%	40.4%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	69,507,362	489,367	69,017,995	67,966,343
Exchangeable O.P. Units held by minority interests	608,754	(132,072)	740,826	1,252,140

Total Common Shares and Equivalents	70,116,116	357,295	69,758,821	69,218,483

Summary Real Estate Information

June 30, 2007

Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

	6/30/07	12/31/06
Gross Leasable Area (GLA)	30,979,728	30,378,539
GLA including anchor-owned stores	36,285,692	35,528,178

% leased - Operating and development properties	88.2%	88.7%
% leased - Operating properties only	95.2%	95.2%

Rental rate growth - YTD (1)	13.9%	12.6%
Same property NOI growth - YTD	3.2%	3.8%

Wholly-Owned and 100% of Joint Ventures
	6/30/07	12/31/06
Gross Leasable Area (GLA)	47,997,721	47,187,462
GLA including anchor-owned stores	54,985,723	53,501,601
GLA under development	5,659,721	4,991,716

Number of retail shopping centers	413	405
Number of centers under development (excluding expansions)	48	47
Number of grocery-anchored shopping centers	325	322

% leased - Operating and development properties	90.6%	91.0%
% leased - Operating properties only	95.3%	95.4%

Rental rate growth - YTD (1)	13.8%	12.5%
Same property NOI growth - YTD	3.4%	3.4%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

June 30, 2007 and December 31, 2006 and 2005

	2007	2006	2005
Assets
Real estate investments at cost:
Operating properties	$2,825,382,859	2,826,485,380	2,779,571,863
Properties in development	929,424,895	615,450,669	413,676,569

	3,754,807,754	3,441,936,049	3,193,248,432
Operating properties held for sale	19,622,870	25,607,741	36,567,246
Less: accumulated depreciation	459,178,258	427,389,404	380,612,771

	3,315,252,366	3,040,154,386	2,849,202,907
Investments in real estate partnerships	429,105,693	434,089,822	545,617,124

Net real estate investments	3,744,358,059	3,474,244,208	3,394,820,031

Cash and cash equivalents	55,095,162	39,088,912	42,458,314
Notes receivable	19,960,541	19,988,087	46,472,575
Tenant receivables, net of allowance for uncollectible accounts	59,131,319	62,118,983	56,877,770
Deferred costs, less accumulated amortization	48,005,600	40,989,102	41,656,834
Acquired lease intangible assets, net	14,218,016	12,315,042	10,181,568
Other assets	49,043,382	23,040,830	23,748,340

	$3,989,812,079	3,671,785,164	3,616,215,432

Liabilities and Stockholders’ Equity
Notes payable	$1,810,523,871	1,454,385,498	1,451,941,831
Unsecured line of credit	30,000,000	121,000,000	162,000,000

Total notes payable	1,840,523,871	1,575,385,498	1,613,941,831

Tenants’ security and escrow deposits	10,642,767	10,517,225	10,276,317
Acquired lease intangible liabilities, net	9,097,311	7,729,080	4,207,138
Accounts payable and other liabilities	172,568,534	140,940,055	110,800,014

Total liabilities	2,032,832,483	1,734,571,858	1,739,225,300

Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	14,048,110	16,941,350	27,918,461
Limited partners’ interest in consolidated partnerships	14,764,177	17,797,344	11,088,193

Total minority interests	77,970,264	83,896,671	88,164,631

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	749,980	744,318	732,635
Additional paid in capital, net of treasury stock	1,638,718,874	1,632,787,270	1,602,206,748
Accumulated other comprehensive (loss) income	1,576,355	(13,317,497)	(11,692,345)
Distributions in excess of net income	(37,035,877)	(41,897,456)	(77,421,537)

Total stockholders’ equity	1,879,009,332	1,853,316,635	1,788,825,501

	$3,989,812,079	3,671,785,164	3,616,215,432

Ratios	2007	2006	2005
Debt to real estate assets, before depreciation	43.8%	40.4%	42.7%
Debt to total assets, before depreciation	41.4%	38.4%	40.4%
Debt to total assets, before depreciation and including prorata share of JV’s	47.3%	45.3%	48.9%
Debt + preferreds to total assets, before deprec. and incl. prorata share of JV’s	53.5%	52.0%	55.5%
Unsecured assets to total real estate assets (wholly-owned only)	83.7%	83.5%	82.1%
Unsecured NOI to total NOI (wholly-owned only)	82.8%	83.1%	82.2%

Consolidated Statements of Operations

For the Periods Ended June 30, 2007 and 2006

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Real Estate Revenues:
Minimum rent	$78,890,525	76,076,989	$157,350,131	151,011,978
Percentage rent	358,639	535,299	1,093,436	985,377
Recoveries from tenants	20,119,435	18,866,274	40,183,472	37,739,154
Other income	3,200,337	1,849,240	5,649,132	4,880,882

	102,568,936	97,327,802	204,276,171	194,617,391

Real Estate Operating Expenses:
Operating and maintenance	13,700,690	12,739,597	27,087,276	25,158,633
Real estate taxes	12,068,027	11,456,637	23,794,649	22,436,269

	25,768,717	24,196,234	50,881,925	47,594,902

Net operating income	76,800,219	73,131,568	153,394,246	147,022,489

Equity in Income of Unconsolidated Partnerships
Operating income (loss) including gains on sale of land	781,126	(274,679)	1,392,074	(812,106)
(Loss) gain on sale of operating properties	(863)	(62,942)	3,176,612	1,228,989

	780,263	(337,621)	4,568,686	416,883

Fees, Development and Outparcel Gains:
Asset management fees	2,648,525	1,444,367	5,246,207	2,764,846
Property management fees	3,408,789	2,777,515	6,708,860	5,332,002
Transaction and other fees	188,388	6,999,546	649,775	10,359,000
Tenant representation and other commissions	1,250,593	919,752	1,272,593	945,582
Development gains	7,190,742	2,868,031	28,680,728	2,868,031
Gain on sale of outparcels	3,449,200	9,592,862	4,810,530	15,245,415
Provision for income tax (expense)	—	(533,339)	1,273,868	(2,015,743)

	18,136,237	24,068,734	48,642,561	35,499,133

Other Operating Expense (Income):
General and administrative	12,907,240	10,830,059	25,204,327	21,633,077
Franchise taxes	134,604	849,419	657,908	972,411
Depreciation and amortization (including FF&E)	22,034,611	21,751,575	43,552,446	42,898,298
Interest expense, net	20,311,244	20,116,337	39,700,545	39,544,801
(Gain) loss on sale of operating properties	(10,556,585)	81,275	(12,139,347)	(38,740,524)
Provision for loss on operating properties	—	500,000	—	500,000

	44,831,114	54,128,665	96,975,879	66,808,063

Minority Interests
Preferred unit distributions	931,248	931,248	1,862,496	1,862,496
Exchangeable operating partnership units	432,535	491,753	979,113	1,671,807
Limited partners’ interest in consolidated partnerships	237,734	4,264,356	515,926	4,775,044

Net income	49,284,088	37,046,659	106,272,079	107,821,095
Preferred stock dividends	4,918,791	4,918,790	9,837,582	9,837,580

Net income for common stockholders	$44,365,297	32,127,869	$96,434,497	97,983,515

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended June 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Funds From Operations Reconciliation:

Net income for common stockholders	$44,365,297	32,127,869	$96,434,497	97,983,515
Add (Less):
Depreciation expense - consolidated properties	18,495,578	18,347,412	36,554,096	36,300,629
Depreciation and amortizaton expense - uncons properties	10,526,207	10,782,008	21,195,575	22,088,211
Consolidated JV partners’ share of depreciation	(110,017)	(107,412)	(224,228)	(165,072)
Amortization of leasing commissions and intangibles	2,617,559	2,850,257	5,282,691	5,523,786
Gain (loss) on sale of operating properties, including JV’s	(10,555,722)	144,217	(15,315,959)	(39,969,513)
Minority interest of exchangeable partnership units	432,535	491,753	979,113	1,671,807

Funds From Operations	$65,771,437	64,636,104	$144,905,785	123,433,363

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.64	0.47	$1.39	1.43
Add (Less):
Depreciation expense - consolidated properties	0.26	0.26	0.52	0.52
Depreciation and amortizaton expense - uncons properties	0.15	0.16	0.30	0.33
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.00)	(0.00)
Amortization of leasing commissions and intangibles	0.04	0.04	0.08	0.08
Gain on sale of operating properties	(0.15)	0.00	(0.22)	(0.58)

Funds From Operations	$0.94	0.93	$2.07	1.78

Additional Disclosures:
Straight-line rental income	$1,574,294	863,591	$3,096,427	1,852,327
Above- and below- market rent amortization	369,940	378,328	727,349	616,819
Pro-rata share of JV straight-line rental income	475,811	468,866	963,314	1,018,955
Pro-rata share of JV above- and below- mkt rent amortization	193,670	659,080	893,415	1,340,833
Provision for loss on sale of operating properties	—	500,000	—	500,000
Debt premium amortization income	120,163	192,754	284,643	389,587
Stock based compensation expense	2,510,542	2,255,791	5,027,481	4,516,194
Fees earned from 3rd parties as reported for GAAP	7,496,295	12,141,180	13,877,435	19,401,430
Fees earned from 3rd parties, excluding REG owned portion	6,282,897	11,083,159	11,488,234	17,402,254

Capital Expenditures (non-revenue enhancing only):

Leasing commissions - consolidated properties	$1,841,310	1,509,431	$3,811,459	3,187,539
Tenant improvements - consolidated properties	1,007,628	1,189,572	1,549,882	2,246,288
Building improvements - consolidated properties	2,252,281	1,474,232	3,718,850	2,966,399
Pro-rata share of unconsolidated leasing commissions	579,780	547,907	843,032	916,257
Pro-rata share of unconsolidated tenant improvements	128,880	209,179	357,839	306,747
Pro-rata share of unconsolidated building improvements	359,608	440,597	529,928	678,965

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary along with significant non-recurring events.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended June 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$77,959,785	73,334,295	$155,173,071	144,955,690
Percentage rent	341,698	486,938	1,076,495	925,470
Recoveries from tenants and other income	22,962,495	19,437,799	45,054,909	39,907,778
Management fees and commissions	7,496,295	12,141,180	13,877,435	19,401,430

Total revenues	108,760,273	105,400,212	215,181,910	205,190,368

Operating Expenses:
Depreciation and amortization	21,987,760	20,812,483	43,439,060	41,021,391
Operating and maintenance	13,363,215	11,923,650	26,358,882	23,584,579
General and administrative	12,907,240	10,830,059	25,204,327	21,633,077
Real estate taxes	11,545,926	11,028,949	22,893,592	21,136,220
Other operating expense	1,260,889	1,732,560	1,720,826	5,390,122

Total operating expenses	61,065,030	56,327,701	119,616,687	112,765,389

Other Expense (Income):
Interest expense, net of interest income	20,311,244	19,879,488	39,700,545	39,097,773
Gain on sale of properties	(3,449,200)	(9,592,862)	(29,093,779)	(25,272,830)

Total other expense (income)	16,862,044	10,286,626	10,606,766	13,824,943

Income before minority interests	30,833,199	38,785,885	84,958,457	78,600,036
Minority interest of preferred units	(931,248)	(931,248)	(1,862,496)	(1,862,496)
Minority interest of exchangeable operating partnership units	(264,939)	(463,443)	(803,629)	(1,105,121)
Minority interest of limited partners	(237,734)	(4,264,356)	(515,926)	(4,775,044)
Equity in income (loss) of investments in real estate partnerships	780,263	(337,621)	4,568,686	416,883

Income from continuing operations	30,179,541	32,789,217	86,345,092	71,274,258

Discontinued Operations:
Operating income from discontinued operations	395,135	1,161,972	1,217,575	3,110,701
Gain on sale of properties	18,709,412	3,095,470	18,709,412	33,436,136

Income from discontinued operations	19,104,547	4,257,442	19,926,987	36,546,837

Net income	49,284,088	37,046,659	106,272,079	107,821,095

Preferred stock dividends	(4,918,791)	(4,918,790)	(9,837,582)	(9,837,580)

Net income for common stockholders	$44,365,297	32,127,869	$96,434,497	97,983,515

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

June 30, 2007

Total Debt Outstanding:	6/31/07	12/31/06
Mortgage loans payable:
Fixed rate secured loans	$179,897,012	186,896,641
Variable rate secured loans	33,581,378	68,661,970
Unsecured debt offering fixed rate	1,597,045,481	1,198,826,887
Unsecured line of credit variable rate	30,000,000	121,000,000

Total	$1,840,523,871	1,575,385,498

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
current year	$1,839,804	—	36,458,382	38,298,186
2008	3,534,965	—	19,611,001	23,145,966
2009	3,569,761	—	59,172,340	62,742,101
2010	3,396,643	—	177,232,097	180,628,740
2011	3,410,454	30,000,000	251,144,518	284,554,972
2012	3,648,101	—	249,831,250	253,479,351
2013	2,905,421	—	16,688,225	19,593,646
2014	1,821,681	—	158,302,156	160,123,837
2015	1,207,177	—	400,376,181	401,583,358
2016	477,756	—	—	477,756
>10 years	546,450	—	414,065,585	414,612,035
Net unamortized debt premiums	—	—	1,283,923	1,283,923

	$26,358,213	30,000,000	1,784,165,658	1,840,523,871

Percentage of Total Debt:	6/31/07	12/31/06
Fixed	96.54%	87.96%
Variable	3.46%	12.04%
Current Average Interest Rates:(1)
Fixed	6.38%	6.53%
Variable	6.27%	5.88%
Effective Interest Rate	6.38%	6.45%
(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	December 7, 2013	October 28, 2012
Variable	July 8, 2009	May 16, 2007

Summary of Consolidated Debt

June 30, 2007

Lender	Secured Property	Rate	Maturity	6/31/07	12/31/06
Fixed Rate Loans:
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	$—	4,424,836
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	—	9,931,034
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,533,185	3,599,619
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,425,197	5,516,940
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,166,535	10,260,062
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,632,387	9,733,371
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,420,342	3,521,405
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,044,238	10,096,606
Debt Offering	Unsecured	8.450%	09/01/10	149,914,066	149,900,488
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,598,520	5,663,574
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,544,781	2,574,351
Debt Offering	Unsecured	7.950%	01/15/11	219,890,960	219,876,332
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	11,970,275	12,053,230
Debt Offering	Unsecured	7.250%	12/12/11	19,943,772	19,937,520
Debt Offering	Unsecured	6.750%	01/15/12	249,831,250	249,812,500
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	21,100,303	21,427,100
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	5,862,483	6,103,099
Debt Offering	Unsecured	4.950%	04/15/14	149,743,837	149,724,862
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,196,290	9,341,372
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,549,036	8,647,053
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,184,168	2,288,178
Greenwich Capital Financial Products, Inc.	Twin City Plaza	5.650%	04/06/15	44,000,000	44,000,000
Debt Offering	Unsecured	5.250%	08/01/15	349,599,932	349,575,185
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	949,485	949,485
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,054,200	4,218,054
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,821,202	10,978,707
Debt Offering	Unsecured	5.875%	06/15/17	398,121,664	—
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	9,560,463	—
Net unamortized premiums on assumed debt of acquired properties				1,283,922	1,568,565

Total Fixed Rate Debt				$1,776,942,493	1,385,723,528

Variable Rate Loans:
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	—	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	Shops at Arizonia	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/09	6,081,378	6,161,970
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.55%	02/11/11	$30,000,000	121,000,000

Total Variable Rate Debt				$63,581,378	$189,661,970

Total				$1,840,523,871	1,575,385,498

Summary of Preferred Units and Stock

June 30, 2007

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

June 30, 2007

Date	Property Name	JV	City/State	Total GLA	Purchase Price	Regency’s Share	Yield		Anchor Tenant
Consolidated:
Apr-07	Fairfax Shopping Center		Fairfax, VA	85,482	$26,969,000	$26,969,000	6.76	%(1)	NA
Jun-07	Corkscrew Village		Ft. Myers, FL	82,011	$16,081,663	$16,081,663	5.73%		Publix

	Total			167,493	$43,050,663	$43,050,663	6.38%

Unconsolidated:
Acquisitions from 3rd Parties:
Jan-07	Centennial Crossroads	Macquarie	Las Vegas, NV	105,414	$23,000,000	$5,750,000	6.20%		Vons, Target (NAP)
Apr-07	Shorewood Crossing II	Oregon	Chicago, IL	86,276	$12,000,000	$2,400,000	7.44%		Staples, Petco

	Total			191,690	$35,000,000	$8,150,000	6.57%

Regency Contributions:

Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$12,197,600	6.02%		Krikorian Theatres, Sprouts Market

	Total			184,009	$60,988,000	$12,197,600	6.02%

	Total Acquisitions from 3rd Parties			359,183	$78,050,663	$51,200,663	6.41%

	Total Acquisitions including Regency Contributions			543,192	$139,038,663	$63,398,263	6.33%

RRP - Regency owns 20%

Oregon - Regency owns 20%

Macquarie - Regency owns 25%

(1)	Fairfax will be redeveloped. Reported yield is estimated at completion of redevelopment.

Operating Property Dispositions

June 30, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
Apr-07	Regency Court		Jacksonville, FL	218,649	$25,254,000	$25,254,000	7.97%	Sports Authority

				218,649	$25,254,000	$25,254,000	7.97%

Unconsolidated:
Mar-07	Somerset Crossing	Macquarie	Gainesville, VA	104,128	$33,350,000	$8,337,500	5.97%	Shoppers Food

				104,128	$33,350,000	$8,337,500	5.97%

	Total Dispositions			322,777	$58,604,000	$33,591,500	7.47%

Macquarie -Regency owns 25%

Development Sales

June 30, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Ventures:

Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$48,790,400	6.02%	Krikorian Theatres, Sprouts Market

				184,009	$60,988,000	$48,790,400	6.02%

Sales to Third Parties:
May-07	Alameda Bridgeside Shopping Center		Alameda, CA	105,118	$40,500,000	$40,500,000	5.84%	Nob Hill
Jun-07	Spring West Center		Spring, TX	144,060	$18,570,000	$18,570,000	NA

				249,178	$40,500,000	$40,500,000	5.84%

	Total Development Sales			433,187	$101,488,000	$89,290,400	5.94%

RRP - Regency owns 20%

Note: See Acquisitions on page 11 for additional information on sales to joint ventures.

In-Process Developments

June 30, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	03/01/08	$44,692,596	$68,879,161	$45,178,364	9.30%	9.30%	174,700	0%	494,392	65%
Clayton Valley Shopping Center	CA	Fremont	NA	10/01/08	59,954,175	60,042,891	11,373,141	8.95%	8.95%	260,692	68%	260,692	68%
Clovis	CA	Fresno	PetSmart, Target	03/01/06	43,851,405	53,682,853	10,953,246	9.00%	8.02%	180,855	79%	326,508	89%
Golden Hills Promenade	CA	San Luis Obispo-Pasa Robles	Lowe’s	10/01/08	37,403,225	42,988,750	29,973,498	9.55%	8.61%	289,327	58%	289,327	58%
Indio Towne Center	CA	Riverside-San Bernardino-Ontario	WinCo Foods	07/01/08	79,627,727	101,845,427	73,526,943	9.56%	9.56%	352,345	16%	588,179	50%
Plaza Rio Vista	CA	Riverside-San Bernardino-Ontario	Stater Bros.	03/01/08	16,322,083	19,284,448	13,467,482	8.59%	8.11%	72,843	69%	79,443	63%
Shops at Santa Barbara	CA	Santa Barbara-Santa Maria-Goleta	Whole Foods	06/01/10	38,938,446	46,085,411	27,302,916	7.80%	7.80%	63,657	95%	63,657	95%
Vine at Castaic	CA	Los Angeles-Long Beach-Santa Ana	NA	08/01/07	10,318,545	11,738,225	4,756,967	8.89%	8.48%	30,268	48%	33,636	53%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	4,175,287	11,073,931	2,851,545	10.82%	10.82%	22,491	33%	206,796	93%
Loveland Shopping Center	CO	Fort Collins-Loveland	Gold’s Gym	12/01/06	7,228,029	7,273,029	834,952	10.45%	10.45%	93,142	45%	93,142	45%
Marketplace at Briargate	CO	Colorado Springs	King Soopers	08/01/07	5,094,565	10,253,443	1,852,487	13.16%	13.16%	29,075	58%	95,075	87%
Caligo Crossing	FL	Miami-Fort Lauderdale-Miami Beach	Kohl’s	10/01/08	5,140,503	21,811,503	6,707,021	11.36%	11.36%	15,345	0%	113,510	86%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	11,862,960	17,171,718	4,501,823	7.71%	7.71%	54,926	83%	54,926	83%
Hibernia Plaza	FL	Jacksonville	Publix, Walgreens	05/01/08	11,034,206	16,042,994	9,282,460	9.20%	9.20%	59,524	68%	74,344	75%
Horton’s Corner	FL	Jacksonville	Walgreens	06/01/08	4,626,636	6,126,636	4,143,842	8.21%	8.21%	14,820	100%	14,820	100%
Oakleaf Plaza	FL	Jacksonville	Publix	08/01/07	11,602,117	19,645,775	5,409,797	10.09%	10.09%	73,719	71%	88,539	76%
Chapel Hill Centre	GA	Atlanta-Sandy Springs-Marietta	Kohl’s	10/01/06	9,978,696	15,093,381	4,103,393	7.43%	7.43%	66,970	12%	189,683	69%
Airport Crossing	IN	Chicago-Naperville-Joliet	Kohl’s	10/01/07	4,156,264	7,847,486	4,223,443	9.98%	8.84%	11,921	0%	101,832	88%
Augusta Center	IN	Chicago-Naperville-Joliet	Menards	10/01/07	8,948,626	9,808,758	3,630,554	9.83%	8.65%	19,535	26%	233,523	94%
Shops at Saugus	MA	Boston-Cambridge-Quincy	La-Z-Boy	09/01/08	36,177,157	36,177,157	24,780,667	8.21%	7.98%	104,967	27%	108,167	30%
Village at Lee Airport	MD	Baltimore-Towson	Giant	08/01/08	25,110,611	25,240,611	23,058,902	9.78%	9.48%	129,940	67%	204,940	43%
State Street Crossing	MI	Ann Arbor	Wal-Mart	06/01/08	8,134,954	9,019,954	5,375,242	9.83%	9.83%	21,051	0%	168,542	88%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,927,204	12,927,204	8,666,095	9.79%	9.79%	74,098	75%	74,098	75%
Merrimack Shopping Center	NH	Manchester-Nashua	Shaw’s	05/01/06	13,537,329	13,681,453	844,153	8.09%	8.09%	91,692	74%	91,692	74%
Anthem Highland	NV	Las Vegas-Paradise	Albertsons	01/01/07	20,467,389	23,952,656	661,608	12.25%	10.07%	119,313	90%	125,313	90%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	10/01/08	123,897,025	140,570,793	88,007,928	9.08%	9.08%	565,158	0%	697,518	19%
Red Bank Village	OH	Cincinnati-Middletown	Wal-Mart	05/01/08	17,703,977	28,705,669	12,935,165	9.57%	9.57%	233,084	87%	233,084	87%
Wadsworth Crossing	OH	Cleveland-Elyria-Mentor	Bed, Bath and Beyond, Office Max	02/01/07	25,191,033	25,191,033	6,616,020	9.01%	8.74%	112,972	69%	479,694	93%
Corvallis Market Center	OR	Corvallis	TJ Maxx, Michaels	03/01/08	16,401,114	16,401,114	11,054,074	8.24%	8.24%	82,250	60%	82,250	60%
Hillsboro-Mervyn’s	OR	Portland-Vancouver-Beaverton	Best Buy	04/01/08	20,324,121	20,324,121	7,518,846	10.10%	10.10%	76,788	100%	76,788	100%
Tanasbourne Market	OR	Portland-Vancouver-Beaverton	Whole Foods	01/01/08	13,495,043	14,677,841	7,368,126	8.33%	8.33%	71,000	93%	71,000	93%
Kulpsville Village Center	PA	Philadelphia-Camden-Wilmington	Walgreens	02/01/08	5,174,385	8,467,053	4,451,951	8.40%	8.40%	14,820	100%	14,820	100%
Silver Spring Square	PA	Harrisburg-Carlisle	Wegmans, Target	08/01/07	66,267,386	75,145,044	18,834,074	8.82%	8.17%	345,395	89%	484,772	92%
Market at Buckwalter Place (f.k.a Buckwalter Village)	SC	Hilton Head Island-Beaufort	Publix	09/01/08	13,074,477	15,245,823	11,813,921	9.32%	9.32%	79,301	58%	79,301	58%
Orangeburg	SC	Charleston-North Charleston	Walgreens	10/01/07	4,259,447	4,259,447	1,722,271	8.01%	8.01%	14,820	100%	14,820	100%
Lebanon Center	TN	Nashville-Davidson-Murfreesboro	Publix	09/01/07	10,129,894	10,505,044	3,649,438	9.33%	9.33%	63,802	74%	63,802	74%
Hickory Creek Plaza	TX	Dallas-Fort Worth-Arlington	Kroger	03/01/08	7,832,636	11,684,096	7,373,245	10.60%	10.60%	28,134	20%	109,398	79%
Rockwall Town Center	TX	Dallas-Fort Worth-Arlington	Kroger	03/01/06	8,634,070	12,838,819	485,463	10.78%	10.78%	45,969	77%	119,739	91%
Shops at Highland Village	TX	Dallas-Fort Worth-Arlington	AMC Theater, Barnes & Noble	10/01/07	93,627,699	102,680,820	49,016,942	9.09%	8.87%	356,852	69%	356,852	69%
South Shore Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	04/01/07	5,594,780	10,207,644	1,054,397	13.24%	13.24%	27,939	44%	109,409	86%

In-Process Developments

June 30, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Waterside Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	08/01/08	7,023,269	12,183,198	7,429,775	11.49%	11.49%	24,520	19%	127,504	84%
Westwood Village	TX	Houston-Baytown-Sugar Land	Target, TJ Maxx, Ross	03/01/08	34,141,390	54,359,502	16,675,971	9.16%	9.16%	184,176	42%	311,050	65%
Culpeper Colonnade	VA	None	PetSmart, Target	03/01/07	20,679,647	27,393,045	4,430,337	8.50%	7.96%	93,366	64%	220,673	85%
Shops at County Center	VA	Washington-Arlington-Alexandria	Harris Teeter	03/01/07	17,552,167	22,853,747	4,813,104	12.62%	11.34%	109,493	88%	109,493	88%
Shops at Stonewall	VA	Washington-Arlington-Alexandria	Wegmans	01/01/09	51,759,881	51,759,881	36,708,264	8.86%	8.86%	317,076	75%	317,076	75%
Orchards Phase II	WA	Portland-Vancouver-Beaverton	Sportsman’s Warehouse	10/01/06	22,787,817	22,787,817	5,395,060	8.82%	8.82%	126,218	58%	126,218	58%

Total Consolidated					$1,116,861,991	$1,355,936,404	$634,814,913	9.22%	8.99%	5,400,349	56%	8,380,037	70%

Seal Beach Center	CA	Los Angeles-Long Beach-Santa Ana	Vons	03/01/08	$21,225,092	$21,891,277	$2,080,901	11.04%	11.04%	102,235	91%	102,235	91%
Canopy Oak Center	FL	Ocala	Publix	08/01/08	18,741,107	19,647,822	13,852,938	9.56%	9.56%	90,043	60%	90,043	60%
East San Marco - Condo(3)	FL	Jacksonville	NA	N/A	71,596,082	71,596,082	69,985,043	N/A	N/A	N/A	N/A	N/A	N/A
East San Marco - Retail	FL	Jacksonville	Publix	06/01/09	14,473,579	15,473,579	14,147,898	9.50%	9.50%	54,464	56%	54,464	56%
Lorton Station Town Center	VA	Washington-Arlington-Alexandria	NA	01/01/08	2,228,516	4,860,516	2,638,976	13.26%	13.26%	12,630	0%	12,630	0%

Total Unconsolidated					$128,264,376	$133,469,276	$102,705,756	10.25%	10.25%	259,372	69%	259,372	69%

Total					$1,245,126,368	$1,489,405,680	$737,520,670	9.27%	9.05%	5,659,721	56%	8,639,409	70%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.40%.
(3)	147 units to be built for a projected profit of $6,240,000 - $7,200,000. Units projected to be sold starting in 2008 through 2010.
(4)	Bear Creek II has moved to Land Held for Future Development or Sale.

Projected Development Funding, Stabilizations and Land Held

June 30, 2007

In-Process Developments Projected Funding (1)

($ Thousands)

Q3 2007E	Q4 2007E	2008+E
$75,000 - $95,000	$80,000 - $100,000	$550,000 - $570,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q3 2007E	Q4 2007E	2008+E
Gross Dev. Costs:		$135,000 - $145,000	$140,000 - $150,000	$1,100,000 - $1,120,000
Net Dev. Costs:	$300,000	$110,000 - $120,000	$115,000 - $155,000	$925,000 - $945,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
22	$154,237	$400,000 - $450,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

June 30, 2007

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-07	Shops at Johns Creek	FL	NA	11/01/05	$3,006,014	10.56%	15,490	100%
Jun-07	Alameda Bridgeside Shopping Center	CA	Nob Hill	03/01/07	$29,488,414	8.03%	106,118	87%
Jun-07	Regency Commons	OH	NA	06/01/05	$7,494,827	9.44%	30,770	68%
Jun-07	Soquel Canyon Crossing	CA	Rite Aid	04/01/07	$9,447,722	9.81%	38,926	97%
Jun-07	Spring West Center	TX	NA	NA	$17,581,497	N/A	29,314	19%
Jun-07	Vista Village IV	CA	NA	11/01/06	$4,737,269	7.81%	17,234	92%

					$71,755,742	8.66%	237,852	79%

Unconsolidated:
Mar-07	Shoppes at Bartram Park Ph II	FL	Publix	10/16/04	$4,673,432	12.14%	28,345	92%

					$4,673,432	12.14%	28,345	92%

	Total Development Stabilizations				$76,429,174	8.93%	266,197	81%

Unconsolidated Investments

June 30, 2007

							Regency
Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 6/30/07	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	20	2,797,375	$453,257,987	$208,194,890	Various	20.00%	$41,638,978	$47,593,432	$1,164,670
(JV-CCV)	Cameron Village	1	635,918	116,546,721	47,300,000	Wachovia	30.00%	14,190,000	20,673,886	(22,673)

		21	3,433,293	569,804,708	255,494,890
Macquarie CountryWide
(JV-M, JV-MD)	Various	50	5,138,286	724,735,715	393,283,556	Various	25.00%	98,320,889	67,909,139	4,659,672
(JV-M2, JV-M3)	Various	97	11,951,132	2,657,782,951	1,618,736,587	Various	24.95%	403,874,778	226,459,505	(2,571,671)

		147	17,089,418	3,382,518,666	2,012,020,143
CalSTRS
(JV-RC)	Various	9	895,895	180,285,749	94,460,730	Various	25.00%	23,615,183	18,066,611	236,059
Regency Retail Partners
(JV-RRP)	Various	4	563,021	144,797,869	76,700,000	Wachovia	20.00%	15,276,577	8,825,636	204,541
Publix
(JV-O)	Shoppes at Bartram Park	1	118,014	22,226,861	—	—	50.00%	—	10,915,684	193,052
(JV-O)	Valleydale Village	1	118,466	12,027,723	—	—	50.00%	—	5,710,474	102,299
(JV-O)	Regency Village	1	83,170	18,125,176	—	—	50.00%	—	9,348,442	117,717
(JV-O)	Queensborough	1	82,333	4,655,809	—	—	50.00%	—	3,176,166	149,425
(JV-O)	Canopy Oak Center (1)	1	90,043	6,265,541	—	—	50.00%	—	3,391,206	(57)

		5	492,026	63,301,110	—
H.E.B.
(JV-O)	Fairfield Town Center (2)	—	—	9,494,798	—	—	50.00%	—	4,967,075	(104)
(JV-O)	Indian Springs Center	1	136,625	20,003,602	27,000,000	Wells Fargo	50.00%	13,500,000	(3,308,658)	178,528

		1	136,625	29,498,400	27,000,000
Individual Investors
(JV-O)	Shops of San Marco	1	96,408	16,667,705	10,624,185	Wachovia	50.00%	5,312,093	2,481,611	157,228
(JV-O)	East San Marco (1)	2	54,464	5,460,456	—	—	50.00%	—	2,895,483	—

		190	22,761,150	$4,392,334,663	$2,476,299,948			$615,728,498	$429,105,693	$4,568,686

(1)	Currently under development
(2)	Land held for future development

Unconsolidated Balance Sheets

June 30, 2007 and December 31, 2006

	2007	2006
Assets
Real estate, at cost	$4,294,338,514	4,216,579,589
Less: accumulated depreciation	282,955,776	225,316,286

	4,011,382,738	3,991,263,303
Properties in development	39,307,714	38,125,358

Net real estate investments	4,050,690,452	4,029,388,661

Cash and cash equivalents	68,638,424	43,169,862
Tenant receivables, net of allowance for uncollectible accounts	56,191,254	64,194,166
Deferred costs, less accumulated amortization	22,559,529	21,623,646
Acquired lease intangible assets, net	190,576,114	200,835,015
Other assets	3,678,890	6,463,534

	$4,392,334,663	4,365,674,884

Liabilities and Equity
Liabilities:
Notes payable	$2,476,299,948	2,435,229,413
Accounts payable and other liabilities	58,133,866	60,789,208
Tenants’ security and escrow deposits	9,710,660	9,506,071
Acquired lease intangible liabilities, net	72,133,022	69,335,597

Total liabilities	2,616,277,496	2,574,860,289

Equity:
Equity - Regency Centers	454,066,132	460,457,047
Equity - Third parties	1,321,991,035	1,330,357,548

Total equity	1,776,057,167	1,790,814,595

	$4,392,334,663	4,365,674,884

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

June 30, 2007 and December 31, 2006

	2007	2006
Assets
Real estate, at cost	$1,074,132,289	1,061,545,851
Less: accumulated depreciation	71,369,833	56,913,660

	1,002,762,456	1,004,632,191
Properties in development	16,459,535	16,702,199

Net real estate investments	1,019,221,991	1,021,334,390

Cash and cash equivalents	17,269,693	11,185,725
Tenant receivables, net of allowance for uncollectible accounts	14,494,177	16,610,936
Deferred costs, less accumulated amortization	5,754,076	5,572,490
Acquired lease intangible assets, net	46,747,101	50,175,502
Other assets	1,287,493	1,924,415

	$1,104,774,531	1,106,803,457

Liabilities and Equity
Liabilities:
Notes payable	$615,728,498	610,777,427
Accounts payable and other liabilities	14,835,733	15,805,032
Tenants’ security and escrow deposits	2,504,159	2,461,799
Acquired lease intangible liabilities, net	17,640,010	17,302,152

Total liabilities	650,708,399	646,346,410

Equity:
Equity - Regency Centers	454,066,132	460,457,047

	$1,104,774,531	1,106,803,457

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended June 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$82,119,478	77,857,801	$165,127,574	156,095,619
Percentage rent	1,046,687	653,925	1,983,879	1,617,011
Recoveries from tenants	25,208,013	21,841,337	49,275,218	44,103,468

Total revenues	108,374,179	100,353,063	216,386,671	201,816,098

Operating expenses:
Operating and maintenance	16,009,609	13,505,432	31,030,428	27,760,586
Real estate taxes	12,698,567	11,980,616	25,243,997	24,000,350

Total operating expenses	28,708,176	25,486,048	56,274,425	51,760,936

Net operating income	79,666,002	74,867,015	160,112,246	150,055,162

Other expense (income):
General and administrative	2,242,546	2,483,631	5,748,610	4,060,281
Depreciation and amortization expense	42,612,178	43,083,462	85,782,738	88,364,046
Interest expense, net	33,226,998	31,129,685	65,592,848	61,701,034
Loss (gain) on sale of real estate	3,893	305,560	(7,912,346)	(4,900,025)
Other expense (income)	(83,252)	31,592	34,205	147,623

Total other expense (income)	78,002,363	77,033,930	149,246,055	149,372,959

Net income (loss)	$1,663,640	(2,166,915)	$10,866,191	682,203

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended June 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$20,550,710	19,702,080	$41,369,796	39,498,294
Percentage rent	267,008	169,115	502,789	413,759
Recoveries from tenants	6,310,200	5,567,150	12,319,848	11,062,070

Total revenues	27,127,917	25,438,345	54,192,434	50,974,123

Operating expenses:
Operating and maintenance	4,024,786	3,445,815	7,810,377	7,051,885
Real estate taxes	3,159,865	2,967,250	6,275,541	6,004,480

Total operating expenses	7,184,651	6,413,065	14,085,918	13,056,365

Net operating income	19,943,267	19,025,280	40,106,515	37,917,758

Other expense (income):
General and administrative	541,435	616,511	1,392,822	987,945
Depreciation and amortization expense	10,666,980	10,883,081	21,485,482	22,302,227
Interest expense, net	8,255,577	7,802,357	16,315,690	15,512,353
Loss (gain) on sale of real estate	951	135,398	(1,978,109)	(1,165,982)
Other expense (income)	(301,939)	(74,446)	(1,678,056)	(135,668)

Total other expense (income)	19,163,004	19,362,901	35,537,829	37,500,875

Net income (loss)	$780,263	(337,621)	$4,568,686	416,883

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

June 30, 2007 and December 31, 2006

Total Debt Outstanding:	6/30/07	12/31/06
Mortgage loans payable:
Fixed rate secured loans	$2,348,960,309	2,305,939,793
Variable rate secured loans	47,234,600	47,234,600
Unsecured line of credit variable rate	80,105,039	82,055,020

Total	$2,476,299,948	2,435,229,413

Percentage of Total Debt:	6/30/07	12/31/06
Fixed	94.86%	94.69%
Variable	5.14%	5.31%

Current Average Interest Rates:(1)
Fixed	5.22%	5.20%
Variable	6.31%	6.43%
Effective Interest Rate	5.28%	5.27%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	June 28, 2012	April 30, 2012
Variable	June 20, 2008	October 7, 2007

Summary of Unconsolidated Debt—Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$584,889,705	579,736,139
Variable rate secured loans	11,785,033	11,785,033
Unsecured line of credit variable rate	19,053,760	19,256,255

Total	$615,728,498	610,777,427

Leasing Statistics – Wholly-Owned and Regency’s Pro-Rata Share of Joint

Ventures

June 30, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2007	416	787,146	$18.77	$16.34	14.9%	5.4	$2.34
1st Quarter 2007	354	637,035	19.77	17.52	12.8%	5.8	1.49
4th Quarter 2006	330	663,651	18.48	16.72	10.5%	5.1	1.13
3rd Quarter 2006	323	702,656	16.94	14.91	13.6%	5.5	0.67

Total - 12 months	1,423	2,790,488	$18.56	$16.46	12.8%	5.4	$1.43

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2007	106	166,655	$26.92	$20.92	28.7%	6.2	$9.34
1st Quarter 2007	96	180,901	23.01	19.68	16.9%	6.1	4.94
4th Quarter 2006	90	145,018	17.94	15.87	13.0%	6.6	4.45
3rd Quarter 2006	85	118,177	21.60	16.63	29.9%	5.6	3.75

Total - 12 months	377	610,751	$22.59	$19.03	18.7%	6.1	$5.75

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2007	310	620,491	$16.59	$15.01	10.5%	5.2	$0.46
1st Quarter 2007	258	456,134	18.65	16.77	11.2%	5.7	0.12
4th Quarter 2006	240	518,633	18.64	16.98	9.8%	4.7	0.19
3rd Quarter 2006	238	584,479	15.99	14.52	10.1%	5.4	0.04

Total - 12 months	1,046	2,179,737	$17.43	$15.74	10.7%	5.2	$0.21

Leasing Statistics – Wholly-Owned and 100% of Joint Ventures

June 30, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2007	416	1,400,472	$18.46	$16.09	14.7%	6.0	$2.55
1st Quarter 2007	354	1,112,176	18.31	16.23	12.8%	5.6	1.10
4th Quarter 2006	330	995,597	18.45	16.71	10.4%	5.4	1.02
3rd Quarter 2006	323	1,212,994	16.30	14.36	13.5%	5.7	0.52

Total - 12 months	1,423	4,721,239	$17.89	$15.84	12.9%	5.7	$1.36

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2007	106	293,882	$24.63	$19.37	27.2%	6.4	$9.06
1st Quarter 2007	96	263,648	23.10	19.78	16.8%	6.0	4.23
4th Quarter 2006	90	251,182	17.84	15.83	12.7%	6.6	3.53
3rd Quarter 2006	85	205,962	21.04	16.49	27.6%	6.5	2.74

Total - 12 months	377	1,014,674	$21.81	$18.03	21.0%	6.4	$5.13

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2007	310	1,106,590	$16.82	$15.22	10.5%	5.9	$0.82
1st Quarter 2007	258	848,528	16.82	15.12	11.2%	5.5	0.13
4th Quarter 2006	240	744,415	18.65	17.00	9.7%	5.0	0.18
3rd Quarter 2006	238	1,007,032	15.32	13.92	10.1%	5.6	0.07

Total - 12 months	1,046	3,706,565	$16.82	$15.24	10.4%	5.6	$0.33

Average Base Rent by State – Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

June 30, 2007

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	78,006	0.3%	78.0%	$698,989	0.2%	$11.49
Arizona	4	409,969	1.3%	99.1%	6,552,781	1.7%	16.13
California	71	6,474,539	20.9%	86.8%	108,629,761	28.2%	21.39
Colorado	21	1,447,563	4.7%	91.1%	15,794,745	4.1%	12.40
Connecticut	1	44,843	0.1%	100.0%	950,703	0.2%	21.75
Delaware	5	343,801	1.1%	95.2%	4,194,673	1.1%	12.84
District of Columbia	2	9,903	0.0%	92.9%	378,715	0.1%	52.91
Florida	57	4,544,562	14.7%	93.7%	49,075,483	12.7%	12.57
Georgia	32	1,741,484	5.6%	91.6%	24,196,534	6.3%	15.18
Illinois	17	858,049	2.8%	94.5%	10,260,940	2.7%	12.70
Indiana	5	94,136	0.3%	52.8%	867,184	0.2%	19.43
Kentucky	2	75,668	0.2%	94.8%	662,797	0.2%	9.32
Maryland	18	600,966	1.9%	90.2%	7,395,933	1.9%	16.53
Massachusetts	3	423,726	1.4%	77.4%	4,472,014	1.2%	14.94
Michigan	4	303,459	1.0%	88.0%	3,484,412	0.9%	13.20
Minnesota	3	120,835	0.4%	96.3%	1,421,823	0.4%	12.31
Nevada	3	709,237	2.3%	18.5%	1,517,381	0.4%	14.71
New Hampshire	2	125,173	0.4%	80.6%	1,334,602	0.3%	14.34
New Jersey	2	39,042	0.1%	97.8%	623,689	0.2%	16.34
North Carolina	16	1,285,544	4.1%	94.0%	15,381,064	4.0%	13.29
Ohio	16	2,095,324	6.8%	85.1%	17,200,966	4.5%	11.45
Oregon	11	822,169	2.7%	94.4%	8,278,045	2.1%	14.59
Pennsylvania	13	850,516	2.7%	92.5%	8,482,847	2.2%	18.06
South Carolina	10	302,617	1.0%	86.5%	2,321,486	0.6%	11.53
Tennessee	7	490,549	1.6%	94.5%	5,544,046	1.4%	13.32
Texas	39	3,839,946	12.4%	87.0%	47,667,917	12.4%	15.71
Virginia	34	2,075,561	6.7%	90.9%	26,139,881	6.8%	17.53
Washington	11	705,394	2.3%	91.7%	11,338,590	2.9%	17.78
Wisconsin	2	67,147	0.2%	97.3%	488,023	0.1%	7.47

Total All Properties	413	30,979,728	100.0%	88.2%	$385,356,024	100.0%	$15.71

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State – Wholly-Owned and 100% of Joint Ventures

June 30, 2007

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	193,558	0.4%	81.6%	$1,799,364	0.3%	$11.39
Arizona	4	496,087	1.0%	99.3%	7,780,504	1.3%	15.84
California	71	9,391,137	19.6%	89.4%	156,946,276	25.3%	20.34
Colorado	21	2,345,046	4.9%	93.0%	25,675,432	4.1%	12.35
Connecticut	1	179,730	0.4%	100.0%	3,810,434	0.6%	21.75
Delaware	5	654,779	1.4%	91.3%	7,705,560	1.2%	12.94
District of Columbia	2	39,646	0.1%	89.8%	1,517,064	0.2%	52.92
Florida	57	6,033,544	12.6%	93.4%	65,727,653	10.6%	12.57
Georgia	32	2,736,759	5.7%	92.7%	36,450,532	5.9%	14.38
Illinois	17	2,342,907	4.9%	95.1%	28,154,500	4.5%	12.67
Indiana	5	198,368	0.4%	73.6%	2,729,838	0.4%	19.38
Kentucky	2	302,670	0.6%	94.8%	2,651,189	0.4%	9.32
Maryland	18	2,058,329	4.3%	94.8%	29,993,279	4.8%	16.37
Massachusetts	3	571,949	1.2%	83.1%	5,925,222	1.0%	13.27
Michigan	4	303,459	0.6%	88.0%	3,484,412	0.6%	13.20
Minnesota	3	483,938	1.0%	96.3%	5,694,966	0.9%	12.32
Nevada	3	783,535	1.6%	26.1%	2,406,822	0.4%	13.87
New Hampshire	2	125,173	0.3%	80.6%	1,334,602	0.2%	14.34
New Jersey	2	156,482	0.3%	97.8%	2,499,756	0.4%	16.34
North Carolina	16	2,193,420	4.6%	92.7%	26,518,377	4.3%	13.41
Ohio	16	2,294,023	4.8%	86.2%	17,969,045	2.9%	11.41
Oregon	11	1,088,218	2.3%	94.8%	11,652,183	1.9%	14.15
Pennsylvania	13	1,647,530	3.4%	93.9%	19,003,422	3.1%	15.51
South Carolina	10	616,148	1.3%	92.2%	5,709,939	0.9%	11.25
Tennessee	7	490,549	1.0%	94.5%	5,544,046	0.9%	13.32
Texas	39	4,670,798	9.7%	88.6%	59,215,134	9.5%	15.49
Virginia	34	4,151,967	8.7%	93.5%	62,273,150	10.0%	17.87
Washington	11	1,178,844	2.5%	94.4%	18,471,074	3.0%	16.73
Wisconsin	2	269,128	0.6%	97.3%	1,956,004	0.3%	7.47

Total All Properties	413	47,997,721	100.0%	90.6%	$620,599,778	100.0%	$15.41

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report by Region

June 30, 2007

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	JVs at 100%	REG's pro-rata share	JVs at 100%	REG's pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Northeast Region
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	82.3%	82.3%	—	11,833	Trader Joe’s	$35.00
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington-Arlington-Alexandria	1930	16,834	4,200	100.0%	100.0%	—	—	—	$65.52
			DC			39,646	9,903	89.8%	89.8%	—	11,833
First State Plaza	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1988	164,668	41,085	91.5%	91.5%	—	57,319	Shop Rite	$13.87
Newark Shopping Center	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1987	183,017	45,663	78.3%	78.3%	—	—	—	$10.57
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	98.7%	98.7%	—	49,069	Acme Markets, K-Mart	$11.79
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1971	66,676	16,636	100.0%	100.0%	—	—	—	$16.75
White Oak – Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73
			DE			654,779	343,801	91.3%	95.2%	—	106,388
Corbin’s Corner	JV-M2	24.95%	CT	Hartford-West Hartford-East Hartford	1962	179,730	44,843	100.0%	100.0%	—	10,150	Trader Joe’s	$21.75
			CT			179,730	44,843	100.0%	100.0%	—	10,150
Amherst Street Village Center			NH	Manchester-Nashua	2004	33,481	33,481	100.0%	100.0%	—	—	—	$19.82
Merrimack Shopping Center			NH	Manchester-Nashua	2004	91,692	91,692	73.5%	73.5%	—	53,146	Shaw’s	$11.26
			NH			125,173	125,173	80.6%	80.6%	—	53,146
Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey- Long Island	1990	103,842	25,909	100.0%	100.0%	—	60,000	Shop Rite	$21.62
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$5.19
			NJ			156,482	39,042	97.8%	97.8%	—	94,240
Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	94.0%	94.0%	—	21,750	Giant Food	$17.71
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	96.8%	96.8%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.04
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	98.9%	98.9%	—	70,057	Shoppers Food Warehouse	$17.72
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh	$14.63
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,027	20,216	93.3%	93.3%	—	10,370	Trader Joe's	$33.42
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	100.0%	100.0%	—	—	—	$34.03
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	97.4%	97.4%	—	—	—	$17.85
King Farm Apartments	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	64,775	16,194	92.4%	92.4%	—	—	—	$14.31
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	120,326	30,082	99.0%	99.0%	—	53,754	Safeway	$24.50
Lee Airport			MD	Baltimore-Towson	2005	129,940	129,940	67.1%	67.1%	—	60,000	Giant Food	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,124	38,953	94.8%	94.8%	—	45,100	Food Lion	$21.12
Northway Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1987	98,016	24,455	98.5%	98.5%	—	49,028	Shoppers Food Warehouse	$13.63
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	96.7%	96.7%	—	41,223	Super Fresh	$12.14
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,147	31,224	94.5%	94.5%	—	44,264	Shoppers Food Warehouse	$14.79
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	99.2%	99.2%	—	63,643	Shoppers Food Warehouse	$9.91
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,312	61,704	95.8%	95.8%	—	—	—	$13.29
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	98.5%	98.5%	—	43,205	Safeway	$17.86
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	64,682	16,138	94.6%	94.6%	—	—	—	$21.17
			MD			2,058,329	600,966	94.8%	90.2%	49,000	584,965
Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	104,967	104,967	27.4%	27.4%	—	—	—	NA
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	99.4%	99.4%	—	59,970	Stop & Shop, BJ’s Wholesale	$9.87
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	93.2%	93.2%	—	62,500	Shaw’s, Marshall’s	$15.65
			MA			571,949	423,726	83.1%	77.4%	—	122,470
Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,420	11,582	89.5%	89.5%	—	22,075	Ahart Market	$13.02
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,419	39,775	97.4%	97.4%	—	—	—	$16.11
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	93.8%	93.8%	—	10,610	Trader Joe’s	$23.07
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	24.95%	PA	Reading	1990	159,150	39,708	95.7%	95.7%	—	57,935	Redner’s Market	$10.94
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	93.7%	93.7%	—	25,673	Shop ‘N Bag	$14.82
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi's	$17.66
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	95.4%	95.4%	—	56,226	Acme Markets	$14.74
Silver Spring Square			PA	Harrisburg-Carlisle	2005	345,395	345,395	88.9%	88.9%	137,271	130,000	Wegmans, (Target)	$10.50
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	91.7%	91.7%	—	73,000	Valley Farm Market	$7.08
Towamencin Village Square	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1990	122,916	30,668	95.9%	95.9%	—	40,750	Genuardi’s	$15.65
Warwick Square Shopping	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.6%	96.6%	—	50,658	Genuardi’s	$16.93
			PA			1,647,530	850,516	93.9%	92.5%	137,271	517,635
601 King Street	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	8,349	2,083	100.0%	100.0%	—	—	—	$48.84
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	95.1%	95.1%	—	48,999	Giant Food	$20.65
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	88,897	22,180	100.0%	100.0%	—	57,030	Shoppers Food Warehouse	$14.40

Portfolio Summary Report by Region

June 30, 2007

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	95.9%	95.9%	—	57,860	Safeway	$17.45
Brafferton Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1997	97,872	24,419	100.0%	100.0%	—	43,520	Sport and Health Clubs	$13.93
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	98.1%	98.1%	—	52,864	Kroger	$9.25
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	104,154	25,986	98.8%	98.8%	—	55,138	Shoppers Food Warehouse	$15.95
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	98.3%	98.3%	—	55,163	Safeway	$16.06
Culpeper Colonnade			VA	None	2006	93,366	93,366	64.0%	64.0%	127,307	—	(Target)	$15.76
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	85,482	85,482	100.0%	100.0%	—	—	—	$19.65
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1990	165,130	41,200	97.4%	97.4%	—	65,000	Shoppers Food Warehouse	$21.89
Fortuna			VA	Washington-Arlington-Alexandria	2004	90,131	90,131	96.1%	96.1%	123,735	66,870	Shoppers Food Warehouse, (Target)	$29.10
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	103,269	25,766	97.6%	97.6%	—	49,837	Giant Food	$19.01
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,916	39,151	95.2%	95.2%	—	38,408	Ukrop’s	$13.30
Glen Lea Centre	JV-M2	24.95%	VA	Richmond	1969	78,494	19,584	54.3%	54.3%	—	—	—	$11.70
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	345,935	86,311	100.0%	100.0%	—	62,319	Giant Food	$20.39
Hanover Village	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	86.5%	86.5%	—	—	—	$9.33
Hollymead Town Center			VA	Charlottesville	2004	153,739	153,739	97.0%	97.0%	142,500	60,607	Harris Teeter, (Target)	$19.82
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	100.0%	100.0%	—	—	—	$31.80
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$22.34
Laburnum Park Shopping Center	JV-M2	24.95%	VA	Richmond	1977	64,992	16,216	94.1%	94.1%	49,000	49,000	(Ukrop’s)	$14.95
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	100.0%	100.0%	—	63,000	Shoppers Food Warehouse	$18.51
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	39,177	7,835	100.0%	100.0%	—	—	—	$26.80
Lorton Town Center Phase II	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	12,630	2,526	0.0%	0.0%	—	—	—	NA
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,810	149,810	95.7%	95.7%	—	51,922	Safeway	$14.69
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	101,587	25,346	100.0%	100.0%	—	39,187	Giant Food	$17.14
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	109,493	109,493	88.4%	88.4%	—	52,409	Harris Teeter	$32.74
Signal Hill			VA	Washington-Arlington-Alexandria	2004	95,172	95,172	96.2%	96.2%	—	67,470	Shoppers Food Warehouse	$17.98
Statler Square Phase I			VA	Staunton-Waynesboro	1996	133,660	133,660	88.5%	88.5%	—	65,003	Kroger	$8.13
Stonewall			VA	Washington-Arlington-Alexandria	2007	317,076	317,076	75.1%	75.1%	—	140,000	Wegmans	NA
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food	$17.16
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,281	59,656	95.9%	95.9%	—	48,424	Shoppers Food Warehouse, Gold’s Gym	$19.47
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	99.3%	99.3%	—	45,023	Ukrop’s	$16.78
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	95.2%	95.2%	—	—	—	$19.23
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	100.0%	100.0%	—	42,491	Safeway	$17.70
			VA			4,151,967	2,075,561	93.5%	90.9%	442,542	1,452,640
Regional Totals						9,585,585	4,513,531	93.1%	90.0%	628,813	2,953,467
Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,285	27,057	86.8%	86.8%	—	72,397	Dominick’s	$15.11
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	88.8%	88.8%	—	64,762	Dominick’s	$12.13
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	99.5%	99.5%	—	87,135	Dominick’s (Dark), Home Depot	$10.79
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	95.9%	95.9%	117,000	65,816	Dominick’s, Linens-N-Things, (Target)	$12.94
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	92.8%	92.8%	—	64,937	Jewel / OSCO	$12.59
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	100.0%	100.0%	—	72,385	Dominick’s	$14.74
Heritage Plaza—Chicago	JV-M	25%	IL	Chicago-Naperville-Joliet	2005	128,871	32,218	93.6%	93.6%	—	64,922	Jewel / OSCO	$12.16
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,975	178,975	98.9%	98.9%	—	69,540	Dominick’s	$12.89
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	94.1%	94.1%	—	76,170	Dominick’s	$10.04
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,007	33,684	87.8%	87.8%	—	63,863	Dominick’s	$14.76
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,436	42,274	100.0%	100.0%	—	74,495	Dominick’s	$13.29
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	97.8%	97.8%	—	50,094	Dominick’s	$11.15
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	94.8%	94.8%	—	65,977	Dominick’s	$14.51
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%	—	—	—	$10.86
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	98.6%	98.6%	—	65,613	Dominick’s	$14.48
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	97.7%	97.7%	—	63,000	Dominick’s	$11.28
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	85.7%	85.7%	—	51,304	Dominick’s	$13.20
			IL			2,342,907	858,049	95.1%	94.5%	117,000	1,072,410
Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,921	11,921	0.0%	0.0%	89,911	—	(Kohl’s)	NA
Augusta Center			IN	Chicago-Naperville-Joliet	2006	19,535	19,535	26.1%	26.1%	213,988	213,988	(Menards)	NA
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	45.1%	45.1%	265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.60
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	87.5%	87.5%	64,000	64,000	(Kroger)	$17.95
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	100.0%	100.0%	—	10,028	Trader Joe’s	$21.37
			IN			198,368	94,136	73.6%	52.8%	633,697	338,016

Portfolio Summary Report by Region

June 30, 2007

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Franklin Square	JV-M	25%	KY	Frankfort	1988	203,318	50,830	93.9%	93.9%	—	50,499	Kroger	$9.06
Silverlake	JV-M	25%	KY	Cincinnati-Middletown	1988	99,352	24,838	96.7%	96.7%	—	60,000	Kroger	$9.84

			KY			302,670	75,668	94.8%	94.8%	—	110,499

Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%	—	53,739	Farmer Jack	$13.16
Independence Square			MI	Detroit-Warren-Livonia	2004	89,083	89,083	98.0%	98.0%	—	60,137	Kroger	$12.18
State Street Crossing			MI	Ann Arbor	2006	21,051	21,051	0.0%	0.0%	147,491	—	—	NA
Waterford Towne Center			MI	Detroit-Warren-Livonia	1998	96,101	96,101	92.9%	92.9%	—	60,202	Kroger	$14.20

			MI			303,459	303,459	88.0%	88.0%	147,491	174,078

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	94.5%	94.5%	87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.63
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	97.9%	97.9%	—	43,978	Lund’s	$15.73
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	97.1%	97.1%	—	65,608	Rainbow Foods	$12.23

			MN			483,938	120,835	96.3%	96.3%	87,437	171,322

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$10.01
Cherry Grove			OH	Cincinnati-Middletown	1997	195,497	195,497	90.8%	90.8%	—	66,336	Kroger	$9.98
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.52
Hyde Park			OH	Cincinnati-Middletown	1995	397,893	397,893	96.1%	96.1%	—	169,267	Kroger, Biggs	$13.33
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,258	29,252	100.0%	100.0%	203,000	—	Kohl’s	$9.89
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	45.1%	45.1%	—	56,006	Giant Eagle	$14.04
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	93.2%	93.2%	—	63,805	Kroger	$11.92
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	96.7%	96.7%	90,000	62,000	Kroger, (Home Depot)	$10.51
Park Place Shopping Center			OH	Columbus	1988	106,833	106,833	56.2%	56.2%	—	—	—	$9.60
Red Bank Village			OH	Cincinnati-Middletown	2006	233,084	233,084	87.4%	87.4%	—	—	—	NA
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	68.4%	68.4%	—	—	—	$24.25
Regency Milford Center	JV-MD	25%	OH	Cincinnati-Middletown	2001	108,923	27,231	96.5%	96.5%	—	65,000	Kroger	$11.74
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%	—	56,800	Kroger	$9.97
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	112,972	112,972	69.3%	69.3%	336,263	—	(Kohl’s), (Lowe’s), (Target)	$12.90
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,182	88,182	96.9%	96.9%	—	66,523	Kroger	$10.28
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	101,428	Kroger	$8.31

			OH			2,294,023	2,095,324	86.2%	85.1%	629,263	837,100

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%	—	50,979	Piggly Wiggly	$7.73
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,259	96.3%	96.3%	—	69,090	Pick ‘N’ Save	$7.20
			WI			269,128	67,147	97.3%	97.3%	—	120,069
Regional Totals						6,194,493	3,614,618	91.0%	87.5%	1,614,888	2,823,494

Pacific Region

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,118	240,118	98.2%	98.2%	—	68,000	Ralphs, Jimbo’s.Naturally!	$26.91
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	96,679	24,170	100.0%	100.0%	142,600	57,560	Albertsons, (Target)	$24.36
Applegate Ranch Shopping Center			CA	Merced	2006	174,700	174,700	0.0%	0.0%	319,692	178,500	(Super Target), (Home Depot)	NA
Auburn Village	JV-M2	24.95%	CA	Sacramento—Arden-Arcade—Roseville	1990	133,944	33,419	99.0%	99.0%	—	45,540	Bel Air Market	$17.41
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market	$19.44
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino-Ontario	2004	75,220	18,805	97.6%	97.6%	—	44,093	Stater Bros.	$21.97
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	100.0%	100.0%	—	34,208	Safeway	$24.67
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1987	298,311	74,429	71.4%	71.4%	—	—	Toys “R” Us	$19.87
Campus Marketplace	JV-M	25%	CA	San Diego-Carlsbad-San Marcos	2000	144,289	36,072	98.1%	98.1%	—	58,527	Ralphs	$22.00
Clayton Valley			CA	San Francisco-Oakland-Fremont	2004	260,692	260,692	68.3%	68.3%	—	—	Yardbirds Home Center	$18.71
Clovis Commons			CA	Fresno	2004	180,855	180,855	79.2%	79.2%	145,653	145,653	(Super Target)	$20.01
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	98.1%	98.1%	—	65,715	Safeway, Orchard Supply & Hardware	$15.78
Costa Verde			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	93.7%	93.7%	—	40,000	Bristol Farms	$30.54
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%	53,000	53,000	(Safeway)	$31.43
El Camino			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%	—	35,650	Von’s Food & Drug	$20.88
El Cerrito Plaza	JV-MD	25%	CA	San Francisco-Oakland-Fremont	2000	256,035	64,009	86.1%	86.1%	66,700	77,888	(Lucky’s), Trader Joe's	$25.47
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,679	90,679	96.4%	96.4%	—	42,315	Von’s Food & Drug	$15.05
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,499	102,499	99.1%	99.1%	—	22,500	Safeway	$19.44
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	100.0%	100.0%	123,735	43,718	Stater Bros., (Target)	$17.56
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino-Ontario	2005	66,864	66,864	100.0%	100.0%	—	—	24 Hour Fitness	$25.50
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertsons	$22.17
Folsom Prairie City Crossing			CA	Sacramento—Arden-Arcade—Roseville	1999	90,237	90,237	100.0%	100.0%	—	55,255	Safeway	$20.66

Portfolio Summary Report by Region

June 30, 2007

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
French Valley			CA	Riverside-San Bernardino-Ontario	2004	99,019	99,019	95.1%	95.1%	—	44,054	Stater Bros.	$22.05
Friars Mission			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	99.2%	99.2%	—	55,303	Ralphs	$26.87
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertsons	$18.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	100.0%	100.0%	—	37,500	Gelson’s Markets	$18.30
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	289,327	289,327	58.5%	58.5%	—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	96.2%	96.2%	—	—	Kohl’s	$17.26
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralphs	$22.93
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.9%	99.9%	—	44,376	Ralphs	$25.09
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	352,345	352,345	15.9%	15.9%	235,834	93,696	(Home Depot), (WinCo)	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	93.9%	93.9%	38,917	38,917	(Albertsons)	$24.45
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.4%	98.4%	53,000	53,000	(Safeway)	$16.96
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	100.0%	100.0%	—	42,896	Safeway	$16.38
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,222	91,222	93.7%	93.7%	—	42,630	Stater Bros.	$21.83
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertsons	$12.78
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,174	149,174	100.0%	100.0%	—	58,000	Albertsons	$18.21
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	100.0%	100.0%	—	43,842	Albertsons	$15.55
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	99.4%	99.4%	—	28,210	Henry’s Marketplace	$18.01
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$19.60
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us	$11.91
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,796	53,093	93.9%	93.9%	—	50,000	Von’s Food & Drug	$17.00
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s	$25.67
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	151,396	37,773	92.8%	92.8%	—	39,777	Von’s Food & Drug	$15.58
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	72,843	72,843	68.5%	68.5%	—	44,700	Stater Bros.	NA
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,754	51,754	92.5%	92.5%	—	37,194	Food 4 Less	$15.03
San Leandro			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$26.56
Santa Ana Downtown			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	98.7%	98.7%	—	37,972	Food 4 Less	$19.40
Santa Maria Commons			CA	Santa Barbara-Santa Maria-Goleta	2005	113,514	113,514	100.0%	100.0%	—	—	Kohl’s	$8.08
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	102,235	20,447	91.2%	91.2%	—	25,000	Safeway	$12.81
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$31.02
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	51,568	51,568	85.2%	85.2%	—	—	—	$39.12
Shops of Santa Barbara Phase II			CA	Santa Barbara-Santa Maria-Goleta	2004	63,657	63,657	95.2%	95.2%	—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	98.8%	98.8%	—	31,833	Nob Hill	$13.71
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	100.0%	100.0%	—	52,550	Safeway	$15.29
Soquel Canyon Crossings			CA	Riverside-San Bernardino-Ontario	2005	26,354	26,354	90.9%	90.9%	—	—	—	NA
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento— Arden-Arcade— Roseville	1991	89,875	22,424	87.1%	87.1%	—	45,540	Bel Air Market	$17.14
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	100.0%	100.0%	—	33,753	Safeway	$18.91
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	100.0%	100.0%	—	56,496	Safeway	$19.94
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%	—	40,775	Ralphs	$13.87
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,140	198,140	98.9%	98.9%	—	44,686	Albertsons, Target	$16.75
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s	$30.20
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug	$19.52
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,268	30,268	48.1%	48.1%	—	—	—	NA
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	100.0%	100.0%	165,000	—	Krikorian Theaters, (Lowe’s)	$24.64
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	100.0%	100.0%	—	25,000	Sprout’s Markets	$15.95
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	88.2%	88.2%	—	—	—	$38.50
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	98.3%	98.3%	—	24,712	Safeway	$14.62
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	100.0%	100.0%	—	41,300	Von’s Food & Drug	$22.81
Westridge			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	100.0%	100.0%	—	50,782	Albertsons	$25.29
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$13.43
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$20.40
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	100.0%	100.0%	—	—	—	$25.64
			CA			9,391,137	6,474,539	89.4%	86.8%	1,557,431	2,895,431
Cherry Park Market	JV-M	25%	OR	Portland-Vancouver-Beaverton	1997	113,518	28,380	92.0%	92.0%	—	55,164	Safeway	$13.54
Corvallis Market Center			OR	Corvallis	2006	82,250	82,250	60.4%	60.4%	—	—	—	NA
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$11.92
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	96.9%	96.9%	—	57,370	Albertsons	$13.76
Hillsboro—Mervyns			OR	Portland-Vancouver-Beaverton	2006	76,788	76,788	100.0%	100.0%	—	—	Best Buy	NA
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	100.0%	100.0%	—	41,132	Safeway	$14.07
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.4%	98.4%	—	55,227	Safeway	$9.75

Portfolio Summary Report by Region

June 30, 2007

	JV	REG's Ownership %	State	CBSA	Yr Const or Last Rnvtn	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Property Name						GLA	GLA	% Leased	% Leased
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,257	124,257	100.0%	100.0%	—	49,793	Albertsons	$16.42
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%	—	—	—	$21.01
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	93.0%	93.0%	—	56,500	Whole Foods	NA
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	95.7%	95.7%	—	—	Sportmart	$15.02
			OR			1,088,218	822,169	94.8%	94.4%	—	352,686
Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	100.0%	100.0%	—	48,893	Safeway	$15.19
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	99.0%	99.0%	—	49,440	Safeway	$11.10
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	100.0%	100.0%	—	28,775	Albertsons	$20.31
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%	—	—	—	$27.43
James Center	JV-M	25%	WA	Seattle-Tacoma-Bellevue	1999	140,240	35,060	94.7%	94.7%	—	68,273	Fred Myer	$16.21
Orchard Market Center			WA	Portland-Vancouver-Beaverton	2004	51,959	51,959	100.0%	100.0%	—	—	—	$11.58
Orchards Phase II			WA	Portland-Vancouver-Beaverton	2005	126,218	126,218	58.2%	58.2%	—	—	Wallace Theaters	$13.88
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$20.68
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$17.39
Sammamish Highland			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	97.5%	97.5%	55,000	55,000	(Safeway)	$21.56
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	100.0%	100.0%	111,900	—	(Target)	$31.29
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	98.8%	98.8%	—	50,065	Albertsons	$14.06
			WA			1,178,844	705,394	94.4%	91.7%	397,200	341,428
Regional Totals						11,658,199	8,002,102	90.4%	88.0%	1,954,631	3,589,545
Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham-Hoover	1988	75,092	18,773	96.7%	96.7%	—	46,733	Publix	$11.05
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	72.0%	72.0%	—	44,271	Publix	$11.68
			AL			193,558	78,006	81.6%	78.0%	—	91,004
Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	96.0%	96.0%	—	48,555	Publix	$10.66
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	100.0%	100.0%	—	35,908	Publix	$16.17
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	96.6%	96.6%	—	42,112	Publix	$11.61
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	98.4%	98.4%	—	65,537	Publix	$12.05
Bloomingdale			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	100.0%	100.0%	—	39,795	Publix, Wal-Mart, Bealls	$8.90
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie	$12.02
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	15,345	15,345	0.0%	0.0%	98,165	—	(Kohl’s)	NA
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	60.3%	60.3%	—	54,340	Publix	NA
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	100.0%	100.0%	—	—	—	$12.37
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	100.0%	100.0%	—	54,420	Publix	$16.58
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	100.0%	100.0%	—	51,420	Publix	$12.73
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Publix), Target	NA
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	235,842	235,842	60.8%	60.8%	—	42,112	Publix	$10.78
East San Marco—Condo	JV-O	50%	FL	Jacksonville	2006	—	—	0.0%	#DIV/0!	—	—	—	NA
East San Marco—Retail	JV-O	50%	FL	Jacksonville	2006	54,464	27,232	56.2%	56.2%	—	30,589	Publix	NA
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix	$13.82
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	83.2%	83.2%	—	39,393	Publix	NA
Five Points Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	94.8%	94.8%	—	27,887	Publix	$13.16
Fleming Island			FL	Jacksonville	2000	136,662	136,662	97.7%	97.7%	129,807	47,955	Publix, (Target)	$12.75
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%	—	42,112	Publix	$14.58
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix	$13.75
Hibernia Plaza			FL	Jacksonville	2006	59,524	59,524	68.2%	68.2%	—	—	Publix	NA
Highland Square	JV-M	25%	FL	Jacksonville	1999	262,195	65,549	77.7%	77.7%	—	37,866	Publix	$10.79
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%	—	—	—	NA
John's Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	100.0%	100.0%	—	44,840	Publix	$15.72
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix	$13.62
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	100.0%	100.0%	—	51,420	Publix	$11.51
Lynnhaven	JV-M	25%	FL	Panama City-Lynn Haven	2001	63,871	15,968	95.6%	95.6%	—	44,271	Publix	$11.20
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	99.1%	99.1%	—	36,464	Publix	$13.34
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	121,946	121,946	82.6%	82.6%	—	—	—	$14.20
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,907	48,907	100.0%	100.0%	—	—	—	$16.75
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	93.6%	93.6%	—	48,555	Publix	$9.15
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix	$8.45
Newberry Square			FL	Gainesville	1986	180,524	180,524	94.4%	94.4%	—	39,795	Publix, K-Mart	$7.41
Oakleaf Plaza			FL	Jacksonville	2006	73,719	73,719	71.4%	71.4%	—	45,600	Publix	NA
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	98.1%	98.1%	—	61,171	Publix	$12.39
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.5%	99.5%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.53
Palm Harbor Shopping Village	JV-M	25%	FL	Palm Coast	1991	172,758	43,190	99.2%	99.2%	—	45,254	Publix	$11.64

Portfolio Summary Report By Region

June 30, 2007

Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	100.0%	100.0%	—	48,890	Publix	$10.63
Pebblebrook Plaza	JV-M	25%	FL	Naples-Marco Island	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix	$12.37
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	92.9%	92.9%	—	37,866	Publix	$13.03
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%	—	44,840	Publix	$16.33
Regency Square Brandon			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	98.5%	98.5%	66,000	—	AMC Theater, Michaels, (Best Buy)	$13.42
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	91.3%	91.3%	—	54,379	Publix	$14.20
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie	$12.70
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	118,014	59,007	87.4%	87.4%	97,000	44,840	Publix, (Kohl’s)	$17.38
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	100.0%	100.0%	—	—	—	$22.00
Shops of San Marco	JV-O	50%	FL	Miami-Fort Lauderdale-Miami Beach	2002	96,408	48,204	98.8%	98.8%	—	44,271	Publix	$17.00
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%	—	—	—	$23.83
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix	$12.37
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%	—	—	—	$25.57
Village Center 6			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	98.7%	98.7%	—	36,434	Publix	$11.94
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	95.6%	95.6%	—	39,975	Publix	$16.75
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	94.2%	94.2%	—	44,271	Publix	$11.59
Welleby			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	95.2%	95.2%	—	46,779	Publix	$9.76
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.9%	98.9%	—	44,840	Publix	$17.85
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	100.0%	100.0%	—	44,271	Publix	$14.34
			FL			6,033,544	4,544,562	93.4%	93.7%	453,743	2,131,193

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,450	53,450	100.0%	100.0%	—	—	—	$19.92
Bethesda Walk	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2003	68,271	17,068	93.0%	93.0%	—	44,271	Publix	$12.64
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	97.7%	97.7%	—	—	—	$12.88
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	89.8%	89.8%	—	43,454	Publix	$14.39
Brookwood Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2000	28,774	7,194	83.4%	83.4%	—	—	—	$24.20
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	98.1%	98.1%	—	—	—	$14.96
Buckhead Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1989	221,874	55,469	97.8%	97.8%	—	—	—	$16.56
Cambridge Square Shopping Ctr			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	98.7%	98.7%	—	40,852	Kroger	$11.62
Chapel Hill			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	12.1%	12.1%	88,713	—	(Kohl’s)	$23.45
Cobb Center	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1996	69,547	17,387	95.8%	95.8%	191,006	56,146	Publix, (Rich’s Department Store)	$9.36
Coweta Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	68,489	17,122	100.0%	100.0%	—	56,077	Publix	$9.84
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,283	70,283	96.4%	96.4%	—	—	—	$9.62
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	90.7%	90.7%	—	45,044	Publix	$16.00
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	100.0%	100.0%	—	44,271	Publix	$14.04
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	93.7%	93.7%	—	18,400	Fresh Market	$16.95
Howell Mill Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1984	97,990	24,498	94.8%	94.8%	—	31,000	Publix	$15.74
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	96.0%	96.0%	—	—	—	$22.25
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	100.0%	100.0%	—	—	—	$17.82
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	81.1%	81.1%	—	—	—	$18.88
Orchard Square	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1987	93,222	23,306	85.4%	85.4%	—	44,271	Publix	$10.86
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	93.5%	93.5%	—	—	—	$29.82
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2001	95,509	23,877	87.7%	87.7%	—	—	—	$11.65
Powers Ferry Kroger	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,704	95,704	100.0%	100.0%	—	—	—	$20.76
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$9.91
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	81.4%	81.4%	—	58,261	Kroger	$16.09
Rose Creek	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1993	69,790	17,448	93.0%	93.0%	—	56,077	Publix	$9.80
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	96.5%	96.5%	—	11,606	Trader Joe’s, Pike Nursery	$13.90
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	91.6%	91.6%	—	63,296	Kroger	$11.46
Thomas Crossroads	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1995	84,928	21,232	96.3%	96.3%	—	54,498	Kroger	$11.03
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.46
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	96.2%	96.2%	—	54,322	Kroger	$9.29
			GA			2,736,759	1,741,484	92.7%	91.6%	279,719	853,217
Bent Tree Plaza	JV-M	25%	NC	Raleigh-Cary	1994	79,503	19,876	98.5%	98.5%	—	54,153	Kroger	$11.60
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	91.5%	91.5%	—	79,830	Harris Teeter, Fresh Market	$14.56
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	97.1%	97.1%	—	14,300	Fresh Market	$15.35
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	97.1%	97.1%	—	46,478	Kroger	$9.82
Garner			NC	Raleigh-Cary	1998	221,776	221,776	98.2%	98.2%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.25
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	94.4%	94.4%	—	27,764	Harris Teeter	$12.86
Greystone Village	JV-M	25%	NC	Raleigh-Cary	1986	85,665	21,416	85.0%	85.0%	—	35,700	Food Lion	$13.85

Portfolio Summary Report by Region

June 30, 2007

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	JVs at 100%	REG's pro-rata share	JVs at 100%	REG's pro-rata share	Anchor–Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Jetton Village	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1998	70,097	17,524	88.5%	88.5%	—	46,760	Harris Teeter	$14.04
Kernersville Plaza			NC	Winston-Salem	1997	72,590	72,590	96.7%	96.7%	—	57,590	Harris Teeter	$10.25
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,691	87,691	100.0%	100.0%	—	57,590	Kroger	$11.51
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	92.7%	92.7%	—	55,973	Kroger	$14.87
Middle Creek Commons			NC	Raleigh-Cary	2006	74,098	74,098	74.9%	74.9%	—	49,495	Lowes Foods	NA
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	84.1%	84.1%	—	18,613	Trader Joe’s	$13.56
Southpoint Crossing			NC	Durham	1998	103,128	103,128	96.9%	96.9%	—	59,160	Kroger	$15.37
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	90.4%	90.4%	—	34,000	Harris Teeter	$14.12
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	96.8%	96.8%	—	40,832	Food Lion	$11.22
			NC			2,193,420	1,285,544	92.7%	94.0%	273,000	735,828
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	79,301	79,301	57.5%	57.5%	—	45,600	Publix	NA
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	100.0%	100.0%	—	37,888	Publix	$10.65
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	97.5%	97.5%	—	37,888	Publix	$12.43
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	93.4%	93.4%	—	44,840	Publix	$12.08
North Pointe	JV-M	25%	SC	Columbia	1996	64,257	16,064	100.0%	100.0%	—	47,955	Publix	$9.17
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Pelham Commons			SC	Greenville	2003	76,541	76,541	93.7%	93.7%	—	44,271	Publix	$12.87
Poplar Springs	JV-M	25%	SC	Spartanburg	1995	64,038	16,010	98.2%	98.2%	—	47,955	Publix	$9.91
Queensborough	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.80
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.41
			SC			616,148	302,617	92.2%	86.5%	—	400,080
Dickson TN			TN	Nashville-Davidson—Murfreesboro	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville-Davidson—Murfreesboro	2004	7,348	7,348	24.9%	24.9%	177,000	—	(Wal-Mart)	$16.00
Harpeth Village Fieldstone			TN	Nashville-Davidson—Murfreesboro	1998	70,091	70,091	100.0%	100.0%	—	55,377	Publix	$12.76
Lebanon Center			TN	Nashville-Davidson—Murfreesboro	2006	63,802	63,802	73.7%	73.7%	—	45,600	Publix	NA
Nashboro			TN	Nashville-Davidson—Murfreesboro	1998	86,811	86,811	100.0%	100.0%	—	61,224	Kroger	$10.42
Northlake Village I & II			TN	Nashville-Davidson—Murfreesboro	1988	141,685	141,685	96.8%	96.8%	—	64,537	Kroger	$11.30
Peartree Village			TN	Nashville-Davidson—Murfreesboro	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter	$17.74
			TN			490,549	490,549	94.5%	94.5%	177,000	287,385
Regional Totals						12,263,978	8,442,762	92.9%	93.0%	1,183,462	4,498,707
Southwest Region
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	98.8%	98.8%	—	55,256	Safeway	$16.56
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,647	21,529	100.0%	100.0%	—	55,403	Safeway	$14.42
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques	$15.65
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	94.1%	94.1%	—	—	—	$19.26
			AZ			496,087	409,969	99.3%	99.1%	—	110,659
Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,622	93,718	94.8%	94.8%	—	71,074	King Soopers, Wal-Mart	$9.17
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	95.4%	95.4%	—	43,500	Safeway	$16.12
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	98.7%	98.7%	—	65,104	King Soopers	$14.12
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	88.6%	88.6%	52,700	52,700	(Safeway)	$22.53
Buckley Square			CO	Denver-Aurora	1978	116,146	116,146	97.2%	97.2%	—	62,400	King Soopers	$8.54
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	100.0%	100.0%	213,408	58,374	Safeway, (Target), (Kohl’s)	$13.73
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,161	21,497	95.8%	95.8%	—	51,640	King Soopers	$10.54
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers	$10.98
Crossroads Commons	JV-C	20%	CO	Boulder	1986	144,288	28,858	90.1%	90.1%	—	39,247	Whole Foods	$15.57
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	33.3%	33.3%	184,305	50,000	(Wal-Mart Supercenter)	NA
Fort Collins Center			CO	Fort Collins-Loveland	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney	$7.75
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	97.3%	97.3%	—	66,000	King Soopers	$22.52
Leetsdale Marketplace			CO	Denver-Aurora	1993	119,916	119,916	91.0%	91.0%	—	62,600	Safeway	$12.81
Littleton Square			CO	Denver-Aurora	1997	94,257	94,257	94.2%	94.2%	—	49,751	King Soopers	$11.80
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers	$11.65
Loveland Shopping Center			CO	Fort Collins-Loveland	2005	93,142	93,142	44.7%	44.7%	—	—	Murdoch's Ranch	$11.00
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	58.3%	58.3%	—	66,000	King Soopers	$29.81
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.50
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	100.0%	100.0%	—	55,311	King Soopers	$9.54
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers	$12.10
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	95.0%	95.0%	—	69,716	King Soopers	$14.36
			CO			2,345,046	1,447,563	93.0%	91.1%	450,413	1,134,002

Portfolio Summary Report by Region

June 30, 2007

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rate share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ St. Ft (2)
						GLA	GLA	% Leased	% Leased
Anthem Highland Shopping Center			NV	Las Vegas-Paradise	2004	119,313	119,313	89.5%	89.5%	—	53,963	Albertsons	$15.32
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	565,158	565,158	0.0%	0.0%	132,360	—	(Target), Home Depot	NA
Centennial Crossroads	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	98.9%	98.9%	154,000	55,256	Von’s Food & Drug, (Target)	$12.64
			NV			783,535	709,237	26.1%	18.5%	286,360	109,219
Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	97.1%	97.1%	—	67,768	Kroger	$16.55
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	87.7%	87.7%	—	65,740	Kroger	$9.59
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	74,066	74,066	93.6%	93.6%	—	58,374	Kroger	$11.86
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	97.4%	97.4%	—	63,449	Kroger	$15.64
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	87.5%	87.5%	102,950	—	(Home Depot)	$11.45
First Colony Marketplace	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1993	111,675	27,863	100.0%	100.0%	—	68,150	Randall’s Food	$10.11
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	79.0%	79.0%	67,106	67,106	(Kroger)	$16.25
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	99.2%	99.2%	—	90,217	H.E.B., Sears	$12.45
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	19.6%	19.6%	81,624	81,264	(Kroger)	NA
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%	—	—	—	$35.57
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	356,852	356,852	68.8%	68.8%	—	—	AMC Theater, Barnes & Noble	$28.82
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$18.21
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb	$13.88
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	86.3%	86.3%	—	78,348	H.E.B.	$16.41
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	97.9%	97.9%	62,804	62,804	(Albertsons)	$21.67
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	81.4%	81.4%	62,322	62,322	(Albertsons)	$20.12
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb	$16.01
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	91.2%	91.2%	—	63,800	Albertsons	$11.53
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	100.0%	100.0%	—	53,993	Randall’s Food	$14.57
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	97.6%	97.6%	—	48,525	Tom Thumb	$14.21
North Hills			TX	Austin-Round Rock	1995	144,019	144,019	96.9%	96.9%	—	60,465	H.E.B.	$17.87
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.47
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	273,826	273,826	79.1%	79.1%	—	52,688	Tom Thumb	$24.43
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	95.4%	95.4%	—	63,373	Kroger	$13.17
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	76.7%	76.7%	62,322	62,322	(Albertsons)	$20.11
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	45,969	45,969	76.9%	76.9%	57,017	57,017	(Kroger)	$22.29
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	97.5%	97.5%	—	60,932	Kroger	$14.50
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	80.6%	80.6%	61,962	61,962	(Kroger)	$24.46
South Shore			TX	Houston-Baytown-Sugar Land	2005	27,939	27,939	44.0%	44.0%	81,470	81,470	(Kroger)	$22.85
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%	—	63,373	Kroger	$17.28
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	98.1%	98.1%	—	65,241	Kroger	$15.75
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	83.4%	83.4%	—	63,654	Tom Thumb	$12.72
Valley Ranch Centre			TX	Dallas-Fort Worth-Arlington	1997	117,187	117,187	85.8%	85.8%	—	55,750	Tom Thumb	$12.75
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,520	24,520	19.2%	19.2%	102,984	102,984	(Kroger)	NA
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	99.1%	99.1%	—	—	—	$12.57
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	185,834	46,366	95.9%	95.9%	—	51,960	Randall's Food	$14.19
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	184,176	184,176	41.6%	41.6%	126,874	—	(Target)	NA
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,005	27,696	98.8%	98.8%	—	56,596	Randall’s Food	$15.09
			TX			4,670,798	3,839,946	88.6%	87.0%	869,435	2,151,896
Regional Totals						8,295,466	6,406,716	84.6%	81.1%	1,606,208	3,505,776

Regency Centers Total						47,997,721	30,979,728	90.6%	88.2%	6,988,002	17,370,989
(1) Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2) Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-M2:	Joint Venture with Macquarie
JV-M3:	Joint Venture with Macquarie
JV-RRP:	Regency Retail Partners (open end fund)
JV-O:	Other, single property joint venture

Significant Tenant Rents – Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

June 30, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,815,024	9.10%	$26,522,359	6.15%	60	18
Publix	1,976,593	6.39%	18,130,172	4.20%	67	35
Safeway	1,754,172	5.67%	16,525,487	3.83%	62	36
Supervalu	1,057,500	3.42%	11,844,266	2.75%	33	18
Blockbuster Video	310,212	1.00%	6,664,488	1.55%	82	35
CVS	286,568	0.93%	4,602,937	1.07%	42	22
Walgreens	244,709	0.79%	4,468,480	1.04%	24	8
Whole Foods	139,669	0.45%	4,264,644	0.99%	4	1
TJX Companies	397,164	1.28%	4,017,768	0.93%	24	13
Harris Teeter	296,407	0.96%	3,724,147	0.86%	8	3
H.E.B.	319,534	1.03%	3,672,613	0.85%	5	2
Ahold	248,795	0.80%	3,666,951	0.85%	11	8
Sears Holdings	439,422	1.42%	3,271,000	0.76%	17	11
Washington Mutual Bank	106,152	0.34%	3,262,060	0.76%	43	16
Starbucks	103,939	0.34%	3,255,627	0.75%	94	40
Bank of America	65,702	0.21%	2,644,438	0.61%	32	15
Hallmark	154,477	0.50%	2,612,121	0.61%	58	30
PETCO	156,938	0.51%	2,582,590	0.60%	19	10
Longs Drug	211,818	0.68%	2,516,809	0.58%	15	7
24 Hour Fitness	130,470	0.42%	2,511,173	0.58%	6	3
Subway	89,059	0.29%	2,417,039	0.56%	111	58
PetSmart	162,842	0.53%	2,378,731	0.55%	11	5
Rite Aid	153,155	0.50%	2,367,016	0.55%	22	16
Movie Gallery	109,441	0.35%	2,339,164	0.54%	34	20
Ross Dress For Less	168,407	0.54%	2,320,413	0.54%	15	12
Stater Bros.	151,151	0.49%	2,300,289	0.53%	5	2
The UPS Store	96,375	0.31%	2,251,888	0.52%	109	54
Wegmans Food Market	270,000	0.87%	2,175,800	0.50%	2	0
Kohl’s	205,555	0.66%	2,174,500	0.50%	4	2

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$161,301
Kroger Total	53,900
Supervalu Total	10,625

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Kroger	478,494	7	67
Kohl’s	443,854	6	10
Safeway	314,000	6	68
Sears Holdings	57,435	1	18
Publix	62,771	1	68
Supervalu	9,710	1	34

	1,366,264

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated joint ventures.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents – Wholly-Owned and 100% of Joint Ventures

June 30, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Safeway	3,303,735	6.90%	$32,532,786	4.82%	62	36
Kroger	3,590,970	7.50%	32,079,153	4.75%	60	18
Publix	3,104,982	6.48%	28,463,148	4.21%	67	35
Supervalu	1,776,782	3.71%	19,325,669	2.86%	33	18
Blockbuster Video	453,672	0.95%	9,760,247	1.44%	82	35
CVS	470,399	0.98%	7,646,543	1.13%	42	22
TJX Companies	663,227	1.38%	6,814,565	1.01%	24	13
Ahold	521,264	1.09%	6,265,993	0.93%	11	8
Ross Dress For Less	434,569	0.91%	5,752,485	0.85%	15	12
Walgreens	322,127	0.67%	5,705,727	0.84%	24	8
H.E.B.	419,728	0.88%	5,047,613	0.75%	5	2
Starbucks	151,709	0.32%	4,790,360	0.71%	94	40
Harris Teeter	402,777	0.84%	4,782,302	0.71%	8	3
Sears Holdings	613,120	1.28%	4,705,426	0.70%	17	11
PETCO	269,365	0.56%	4,639,830	0.69%	19	10
Whole Foods	172,346	0.36%	4,568,222	0.68%	4	1
Washington Mutual Bank	150,300	0.31%	4,534,030	0.67%	43	16
Movie Gallery	204,853	0.43%	4,276,422	0.63%	34	20
Bank of America	96,519	0.20%	4,210,143	0.62%	32	15
Rite Aid	330,120	0.69%	4,150,968	0.61%	22	16
Hallmark	250,481	0.52%	4,081,170	0.60%	58	30
Longs Drug	331,830	0.69%	3,970,931	0.59%	15	7
Subway	149,565	0.31%	3,928,631	0.58%	111	58
24 Hour Fitness	199,094	0.42%	3,735,884	0.55%	6	3
The UPS Store	154,373	0.32%	3,588,780	0.53%	109	54
PetSmart	239,255	0.50%	3,423,607	0.51%	11	5
Stater Bros.	219,195	0.46%	3,395,502	0.50%	5	2
Wachovia Bank	33,789	0.07%	3,389,585	0.50%	25	15

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$485,004
Kroger Total	86,600
Supervalu Total	42,500

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Kroger	526,526	7	67
Safeway	314,000	6	68
Sears Holdings	230,200	1	18
Publix	62,771	1	68
Supervalu	38,917	1	34

	1,172,414

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

June 30, 2007

All Tenants
	Regency’s Pro-Rata Share					JVs at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	398,356	1.6%	$7,115,298	1.8%	$17.86	709,549	1.7%	$12,443,127	1.9%
2007	857,548	3.4%	16,124,260	4.0%	18.80	1,378,386	3.4%	25,880,317	4.0%
2008	2,357,838	9.4%	41,216,916	10.3%	17.48	4,070,646	9.9%	66,884,883	10.5%
2009	2,567,662	10.3%	47,838,645	12.0%	18.63	4,273,547	10.4%	76,912,215	12.0%
2010	2,498,215	10.0%	45,613,397	11.4%	18.26	4,037,793	9.9%	71,242,240	11.1%
2011	2,801,058	11.2%	48,351,435	12.1%	17.26	4,313,360	10.5%	76,009,113	11.9%
2012	2,566,703	10.3%	42,239,764	10.6%	16.46	4,305,695	10.5%	70,330,162	11.0%
2013	822,411	3.3%	13,529,986	3.4%	16.45	1,653,551	4.0%	24,676,805	3.9%
2014	727,240	2.9%	10,517,223	2.6%	14.46	1,437,189	3.5%	20,055,042	3.1%
2015	719,398	2.9%	11,920,547	3.0%	16.57	1,459,499	3.6%	23,210,032	3.6%
2016	833,576	3.3%	13,999,976	3.5%	16.80	1,657,836	4.1%	25,323,994	4.0%

10 Year Total	17,150,005	68.7%	298,467,447	74.8%	17.40	29,297,051	71.6%	492,967,928	77.1%

Thereafter	7,804,073	31.3%	100,350,098	25.2%	12.86	11,637,004	28.4%	146,332,681	22.9%

	24,954,079	100.0%	$398,817,545	100.0%	$15.98	40,934,055	100.0%	$639,300,609	100.0%

Anchor Tenants
	Regency’s Pro-Rata Share					JVs at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	48,391	0.4%	$419,000	0.3%	$8.66	89,416	0.4%	$737,152	0.3%
2007	189,599	1.5%	1,879,704	1.5%	9.91	269,941	1.3%	2,723,199	1.3%
2008	563,431	4.3%	3,852,636	3.0%	6.84	1,141,438	5.3%	8,132,773	3.8%
2009	607,508	4.7%	5,868,034	4.5%	9.66	1,096,687	5.1%	10,928,945	5.2%
2010	740,533	5.7%	6,142,465	4.8%	8.29	1,235,576	5.7%	9,846,206	4.7%
2011	1,055,872	8.1%	7,899,207	6.1%	7.48	1,526,727	7.1%	12,505,686	5.9%
2012	1,125,432	8.6%	10,113,900	7.8%	8.99	1,916,323	8.9%	17,808,448	8.4%
2013	361,041	2.8%	3,205,927	2.5%	8.88	887,379	4.1%	7,646,561	3.6%
2014	438,724	3.4%	3,769,392	2.9%	8.59	903,888	4.2%	7,983,549	3.8%
2015	435,241	3.3%	4,794,442	3.7%	11.02	962,964	4.5%	10,445,051	4.9%
2016	493,476	3.8%	5,536,751	4.3%	11.22	1,016,769	4.7%	10,620,514	5.0%

10 Year Total	6,059,249	46.5%	53,481,458	41.5%	8.83	11,047,108	51.3%	99,378,085	47.0%

Thereafter	6,975,493	53.5%	75,539,011	58.5%	10.83	10,491,887	48.7%	112,153,206	53.0%

	13,034,741	100.0%	$129,020,469	100.0%	$9.90	21,538,995	100.0%	$211,531,291	100.0%

Reflects in place leases as of June 30, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

June 30, 2007

Inline Tenants
	Regency’s Pro-Rata Share					JVs at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	349,965	2.9%	$6,696,298	2.5%	$19.13	620,133	3.2%	$11,705,975	2.7%
2007	667,949	5.6%	14,244,556	5.3%	21.33	1,108,445	5.7%	23,157,117	5.4%
2008	1,794,407	15.1%	37,364,280	13.8%	20.82	2,929,208	15.1%	58,752,110	13.7%
2009	1,960,154	16.4%	41,970,611	15.6%	21.41	3,176,860	16.4%	65,983,269	15.4%
2010	1,757,683	14.7%	39,470,932	14.6%	22.46	2,802,217	14.4%	61,396,034	14.4%
2011	1,745,185	14.6%	40,452,228	15.0%	23.18	2,786,633	14.4%	63,503,426	14.8%
2012	1,441,271	12.1%	32,125,864	11.9%	22.29	2,389,372	12.3%	52,521,714	12.3%
2013	461,370	3.9%	10,324,059	3.8%	22.38	766,172	4.0%	17,030,244	4.0%
2014	288,516	2.4%	6,747,831	2.5%	23.39	533,301	2.7%	12,071,493	2.8%
2015	284,157	2.4%	7,126,105	2.6%	25.08	496,535	2.6%	12,764,980	3.0%
2016	340,100	2.9%	8,463,225	3.1%	24.88	641,067	3.3%	14,703,480	3.4%

10 Year Total	11,090,757	93.0%	244,985,990	90.8%	22.09	18,249,943	94.1%	393,589,843	92.0%

Thereafter	828,580	7.0%	24,811,087	9.2%	29.94	1,145,117	5.9%	34,179,475	8.0%

	11,919,337	100.0%	$269,797,076	100.0%	$22.64	19,395,060	100.0%	$427,769,317	100.0%

Reflects in place leases as of June 30, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

June 30, 2007

	Annual			Quarterly
($000s except per share numbers)	2005A	2006A	2007E	1Q07A	2Q07A	3Q07E
FFO / Share (for actuals please see related press release)			$4.14-$4.20			$.92 - $.96

Operating Portfolio — Wholly-owned and Regency’s pro-rata share of joint ventures
Occupancy at period end	95.2%	95.2%	95.2%	95.1%	95.2%
Same store growth	3.1%	3.8%	2.75%-3.25%	2.0%	4.5%
Rental rate growth	10.6%	12.6%	10%-12%	12.8%	14.4%

Percentage Rent — Consolidated Only	$4,582	$4,525	$4,000-$4,500	$735	$359
Recovery Rate — Consolidated Only	79.6%	80%	78%-80%	79.9%	78.1%

Investment Activity
Acquisitions - consolidated	$0	$63,100	$106,515	$0	$43,051
Cap rate		6.2%	6.0%	0.0%	6.4%

JV Acquisitions - 3rd Party (gross $)	$2,746,946	$169,325	$400,000-$500,000	$23,000	$12,000
Cap rate	6.2%	6.9%	6.0%-6.5%	6.2%	7.4%
REG % ownership	35%	22%	14%-16%	25%	20%

JV Acquisitions - REG contributions (gross $)	$44,259	$134,994	$110,000-$130,000	$60,988	$0
Cap rate	7.1%	6.6%	6.0%-6.5%	6.0%	0.0%
REG % ownership	25%	26%	20%-25%	20%	0%

Dispositions - op. properties (REG Pro-Rata)	$138,300	$456,270	$200,000-$250,000	$8,338	$25,254
Cap rate (average)	7.5%	6.5%	6.75%-7.25%	6.0%	8.0%

Development starts	$385,250	$503,319	$450,000-$550,000	$33,399	$192,447
Development stabilizations - net costs	$295,441	$167,668	$300,000-$350,000	$7,679	$68,750
NOI yield on stabilizations (net dev costs)	11.1%	10.1%	9.0%-9.25%	11.5%	9.1%
Development stabilizations - total costs after outparcel allocation	$342,378	$175,759	$320,000-$370,000	$8,336	$72,496
NOI yield on costs after outparcel allocation	9.8%	9.5%	8.5%-8.75%	10.6%	8.6%
Transaction profits net of taxes	$37,629	$52,643	$55,000-$58,000	$23,602	$10,640
Minority share of transaction profits	$0	-$4,669	$0	$0	$0
Third party fees and commissions	$28,019	$31,805	$32,000-$34,000	$6,381	$7,496

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	45.8%	< 50%	46.2%	47.3%
Unsecured/secured debt offerings	$350,000	$0
— interest rate	5.25%	0.00%
— interest rate after hedge settlement	5.48%	0.00%

Net Asset Valuation Guidance				1Q07	2Q07
Expansion land and outparcels available
— estimated market value				$52,200	$58,217
NOI from CIP properties				$3,054	$2,503
NOI from leases signed but not yet rent-paying in stabilized developments				$876	$967
Straight-line rent receivable				$29,203	$30,400

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

June 30, 2007

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended September 30, 2007		Full Year 2007
Net income for common stockholders	$0.51	0.55	$2.74	2.80
Add (less):
Depreciation expense and amortization	0.47	0.47	1.84	1.84
Loss (gain) on sale of operating properties	(0.06)	(0.06)	(0.44)	(0.44)

Funds From Operations	$0.92	0.96	$4.14	4.20

Weighted average shares (000’s)	70,040		69,903

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.